***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

OPTION, COLLABORATION AND LICENSE AGREEMENT

This Option, Collaboration and License Agreement (the “Agreement”) is made and entered into effective as of January 12, 2009 (the “Effective Date”), by and between Micromet AG, having its principal place of business at Staffelseestrasse 2, 81477 Munich, Germany (“Micromet”), and Bayer Schering Pharma AG, having its principal place of business at Muellerstrasse 178, 13353 Berlin, Germany (“Bayer”).  Micromet and Bayer each may be referred to herein individually as a “Party,” or collectively as the “Parties.”

Recitals

A.           Micromet has developed a proprietary platform for discovery, research, and development of BiTE® antibodies, which may have applications in the treatment of cancer and other diseases.

B.           Bayer is a pharmaceutical company with experience in the development and commercialization of pharmaceutical products.

C.           Micromet desires to grant, and Bayer desires to receive an option to collaborate with Micromet on the research and parts of the development of products comprising BiTE antibodies binding to a specific target in accordance with the terms described below.

D.           Upon exercise of the option rights provided hereunder, the Parties will collaborate on the development of such products, with Bayer being responsible for the further development and commercialization of such products on a worldwide basis.

In consideration of the foregoing premises and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

Agreement

1.	Definitions

When used in this Agreement, capitalized terms will have the meanings as defined below and throughout the Agreement.

1.1           “Affiliate” means a legal entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a Party.  For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a legal entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of a legal entity.

1.2           [***] has the meaning as defined in Section 4.6.5.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.3           “Applicable Law” means the laws, rules, and regulations, including any statutes, rules, regulations, guidelines, or other requirements that may be in effect from time to time and apply to the development, manufacture, registration, and marketing of the Product in the countries of the Territory, including any such statutes, rules, regulations, guidelines, or other requirements of the FDA or the EMEA.

1.4           “[***]” means any Third Party performing an activity pursuant to the [***] on the basis of a contractual arrangement with Bayer.

1.5           [***] means any Patents or Know-How generated by employees or agents of a [***] in the course of, in furtherance of, and as a direct result of such employees or agents performing an activity pursuant to the [***] that (i) are [***], (ii) [***] of [***] or [***] of [***], and (iii) [***.]

1.6           [***] has the meaning as defined in Section 7.3.1.

1.7           “[***] Development Plan” means the description of the development activities for the Product under the [***] from the date of the plan.

1.8           “[***] Technology” means any Patent or Know-How (i) owned or Controlled by [***] or its Affiliates as of the Effective Date; or (ii) independently discovered or reduced to practice after the Effective Date by [***] or its Affiliates in performing activities other than the [***] or [***] conducted pursuant to this Agreement.

1.9           “[***]” means the development program conducted by or on behalf of [***] or any of [***] under this Agreement for the Product [***] for such Product.

1.10           “[***]” means any Patents or Know-How that (i) [***] that perform activities pursuant to the [***] conducted under this Agreement in the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing an activity pursuant to the [***]; (ii) [***]of [***] or [***] of [***]; and (iii) are [***] [***] [***] [***] [***] [***] [***;] provided that the foregoing will not include (a) any [***] Technology; and (b) any [***] by [***] of [***] of the [***] in the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing an activity [***].

1.11           “BiTE Antibody” means any bi-specific, single-chain antibody binding via [***] to T cells.

1.12           “BLA” means a Biologics License Application, supplemental Biologics License Application, or similar application to be filed with the FDA, and any equivalent applications in jurisdictions outside the United States of America, including a marketing approval application for submission to the EMEA.

1.13           “Business Day” means any day that is not a public holiday in the Federal Republic of Germany, the State of Berlin, or the State of Bavaria.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.14           “Change of Control” means with respect to any entity (the “Acquired Entity”) (a) any sale, exchange, transfer, or issuance to or acquisition by one or more Third Parties of shares representing more than fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity (whether by sale or merger, but excluding the issuance of shares in financing transactions), whether such sale, exchange, transfer, issuance or acquisition is made directly or indirectly, beneficially or of record or in one transaction or a series of related transactions; (ii) a merger or consolidation under applicable law of the Acquired Entity with a Third Party in which the shareholders of the Acquired Entity or any Affiliate that directly or indirectly controls the Acquired Entity immediately prior to such merger or consolidation do not continue to hold immediately following the closing of such merger or consolidation at least fifty percent (50%) of the aggregate ordinary voting power entitled to vote for the election of directors represented by the issued and outstanding stock of the entity surviving or resulting from such consolidation; or (iii) a sale or other disposition of all or substantially all of the assets of the Acquired Entity to one (1) or more Third Parties in one transaction or a series of related transactions.

1.15           “Collaboration Target” means the whole or part of [***] (“[***]”) identified by the [***] entry name [***] and [***]  and all of [***].

1.16           “Collaboration Program” means the [***] conducted pursuant to this Agreement with respect to the Collaboration Target.

1.17           “[***]” means (i) any invention that is conceived, and any Know-How that is generated solely or jointly by employees, agents or independent contractors of either or both Parties in the course of, in furtherance of, and as a direct result of such employees, agents or independent contractors performing an activity pursuant to the [***], and (ii) any Patent to the extent claiming such invention or Know-How.

1.18           “Commercialization” means the manufacture, marketing, promotion, advertising, selling and distribution of the Product in a country after all required Marketing Approvals have been obtained in such country.  The term “Commercialize” has a correlative meaning.

1.19           “Commercially Reasonable Efforts” means the level of efforts consistent with the reasonable practices of (i) in the case of Bayer: a company in the prescription pharmaceutical industry comparable in size and operations to Bayer, or (ii) in the case of Micromet: a company in the discovery, research and development of antibodies, determined, in each case, based upon conditions then prevailing, [***] provided, however, that Commercially Reasonable Efforts requires that the Party in accordance with its standard practices [***].

1.20           “Control” and, with correlative meaning, the term “Controlled”, means, with respect to a Party and any Patent, Know-How, or other intellectual property right, the ability to grant the other Party access, a license, a sublicense or the right to use (as applicable) such Patent, Know-How, or intellectual property right as provided in this Agreement without violating the terms of any license granted by, or agreement or other arrangement with, any Third Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.21           “D2 Decision” means the decision by Bayer whether or not to continue the development of a Product following the review of the data and information as further described in Exhibit A.

1.22           “D3 Decision” means the decision by Bayer whether or not to continue the development of a Product following the review of the data and information as further described in Exhibit A.

1.23           “Development Expenses” means all costs and expenses incurred by a Party in carrying out any activities to be performed pursuant to the [***] Development Plan, calculated in accordance with U.S. generally accepted accounting principles (or IFRS, if and when enacted in the U.S.) consistently applied and such Party’s cost accounting systems, provided that the cost of a Party’s FTEs performing such activities will be calculated at the FTE Rate.

1.24           “EMEA” means the European Medicines Agency, or any successor agency thereto.

1.25           “Executive Officer” means (a) in the case of [***], the [***] of [***]; and (b) in the case of [***], the [***].

1.26           “FDA” means the United States Food and Drug Administration, or any successor agency thereto.

1.27           “Field” means the treatment of diseases and conditions in humans or animals.

1.28           “First Commercial Sale” means the date on which Bayer or an Affiliate or a licensee of Bayer first sells commercially for use or consumption by the public, following receipt of all Marketing Approvals necessary to commence regular commercial sales, a Product to a Third Party. A sale of a Product by Bayer to an Affiliate or licensee will not constitute a First Commercial Sale.  Sales prior to receipt of all Marketing Approvals necessary to commence regular commercial sales in a particular country that are made in furtherance of obtaining Marketing Approval in such country, such as so-called “treatment IND sales,” “named patient sales” and “compassionate use sales,” will not be construed as a First Commercial Sale.

1.29           “FTE” means the equivalent of a total of [***] hours per year of scientific or technical work on or directly related to the execution or implementation of the [***] Development Plan, or other tasks to be performed under this Agreement, carried out by a qualified employee or consultant of a Party.  Scientific or technical work may include, but is not limited to, research, experimental laboratory work, developing manufacturing processes for the Product, conducting pre-clinical and clinical development of the Product, recording and writing up results, reviewing literature and references, holding scientific discussions, and attending conferences in the relevant field.

1.30           “FTE Rate” means €[***] per FTE, which amounts include, for each FTE, [***] and [***] (excluding items provided for separately under the applicable Development Plan), [***] and a [***] plus [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.31           “IND” means any clinical trial application, including any Investigational New Drug Application filed or to be filed with the FDA, and any equivalent application in jurisdictions outside the United States of America, including Investigational Medicinal Product Dossier filed or to be filed with the EMEA.

1.32           “Indication” means a tumor of an organ or any discrete form or precursor condition of a tumor or treatment thereof for which a BLA may be filed.

1.33           [***] has the meaning as defined in Section 7.3.1.

1.34           “[***] Development Plan” means the plan and budget for the research and development of the Product during the [***], as may be amended in accordance with Section 4.3.

1.35           “[***]” means the research and development program of the Product conducted [***] up to and including [***] that have been initiated prior to the [***] for the Product.

1.36           “JPT” has the meaning as defined in Section 3.6.1.

1.37           “JSC” has the meaning as defined in Section 3.1.

1.38           “Know-How” means (a) any scientific or technical information, results and data of any type whatsoever, in any tangible or intangible form whatsoever, that is not in the public domain or otherwise publicly known, including databases, practices, methods, techniques, specifications, formulations, formulae, knowledge, know-how, skill, experience, test data including pharmacological, medicinal chemistry, biological, chemical, biochemical, toxicological and clinical test data, analytical and quality control data, stability data, studies and procedures, and manufacturing process and development information, results and data, and (b) any biological, chemical, or physical materials that are not in the public domain or otherwise available to the public; all to the extent not claimed or disclosed in a Patent.

1.39           “License Effective Date” has the meaning as defined in Section 2.3.

1.40           “Licensed Technology” means the Micromet Technology and Sublicensed Technology.

1.41           “Major Market” means each of the [***], the [***], [***], [***], [***], [***] and [***].

1.42           “Marketing Approval” means with respect to a regulatory jurisdiction, any and all approvals, [***] of any federal, state or local regulatory agency, department, bureau or other governmental entity, necessary for [***], Commercialization or sale of a Product in such regulatory jurisdiction, including, where applicable, (a) [***] in such regulatory jurisdiction, (b) [***] (including any prerequisite manufacturing approval or authorization related thereto), (c) [***] approval and (d) [***] and [***].

1.43           [***] means any Third Party engaged in the research, development or Commercialization of BiTE Antibodies on the basis of a license under the Micromet Technology or any other contractual arrangement with Micromet relating to the Micromet Technology.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.44           “[***]” means any Patents or Know-How of a [***] that (i) are [***] (ii) [***] and (iii) [***].

1.45           “[***] Technology” means (i) [***] generated solely by [***] Affiliates’ employees or by a Third Party on Micromet’s behalf; and (ii) any Patent or Know-How generated by an employee or independent contractor of [***] during the [***] conducting research and development activities on BiTE Antibodies binding to the Collaboration Target, excluding the [***] Patent or any Know-How comprising inventions claimed therein.

1.46           “[***]” means any Patents or Know-How licensed or acquired by Micromet from a Third Party other than a [***] that (i) [***], and (ii) [***].

1.47           “Micromet Product” means any product consisting of or containing a BiTE Antibody binding to a target other than the Collaboration Target.

1.48           “Micromet Technology” means (i) the Patents listed on Exhibit C and any Know-How necessary or useful for the development and Commercialization of the Product in the Field, each to the extent Controlled by Micromet as of the Effective Date; and (ii) any [***] [***] and [***] with respect to which the Parties have executed an amendment to this Agreement pursuant to Section 7.4.2.

1.49           [***]” means any Patents or Know-How, other than [***], that (i) [***] (ii) [***] and (iii) [***].

1.50           “Net Sales” means the amount invoiced by  Bayer, its Affiliates or sublicensees for sales of the Product to unaffiliated Third Parties less the following deductions applicable to the Product determined in accordance with U.S. GAAP or IFRS and with Bayer’s, or its Affiliate’s or sublicensee’s standard methods as generally and consistently applied:

(a)           transportation charges, distribution, packing and handling charges, and insurance charges to the extent included in the invoice price;

(b)           sales and excise taxes or customs duties or any other governmental charges imposed upon the sale of the Product (other than taxes based on income), to the extent included in the invoice price;

(c)           sales performance bonuses paid to distributors, and rebates and premiums granted or allowed in connection with the sale of a Product;

(d)           allowances or credits to customers on account of governmental requirements, price differences arising in connection with sales in countries where the price is fixed in local currency, but payments are made in another currency, rejection, outdating, returns or recalls of the Product;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(e)           quantity discounts, cash discounts or chargebacks granted in connection with the sale of the Product;

(f)           provisions for retroactive price reductions;

(g)           costs of customer programs agreed upon by the Parties in writing such as cost effectiveness or patient assistance studies or programs designed to aid in patient compliance with medication schedules in connection with the sale of a Product;

(h)           [***].

Sales between the Parties, or between the Parties and their Affiliates or sublicensees, for resale will be disregarded for purposes of calculating Net Sales.  The Parties recognize that (a) Bayer’s customers may include persons in the chain of commerce who enter into agreements with Bayer as to price even though title to the Product does not pass directly from Bayer to such customers and even though payment for such Product is not made by such customers directly to Bayer and (b) in such cases, chargebacks paid by Bayer to or through a third party (such as a wholesaler) can be deducted by Bayer pursuant to subsection (e) above. Any deductions above which involve a payment by Bayer will be taken as a deduction against aggregate sales for the period in which the payment or deduction is made. Any of the items set forth above that would otherwise be deducted from the invoice price in the calculation of Net Sales but which are separately charged to, and paid by, Third Parties will not be deducted from the invoice price in the calculation of Net Sales. In the case of any sale of a Product for consideration other than cash, such as barter or countertrade, Net Sales will be calculated on the fair market value of the consideration received as agreed by the Parties. If any discounts or other similar deductions are granted or allowed in connection with sales of  the Product together with other products of Bayer, its Affiliates or sublicensees, the discounts or deductions will be allocated to Products and such other products on a pro rata basis based on the respective list prices of the Product and such other products.

In the event a Product is sold in the form of a combination product containing one or more active ingredients in addition to a Product, Net Sales for such combination product will be adjusted by multiplying actual Net Sales of such combination product by the fraction A / (A+B) where A is the invoice price of the Product, if sold separately, and B is the invoice price of any other active ingredient or ingredients in the combination, if sold separately. If, on a country-by-country basis, the other active ingredient or ingredients in the combination are not sold separately in that country, Net Sales will be calculated by multiplying actual Net Sales of such combination product by the fraction A / C where A is the invoice price of the Product if sold separately, and C is the invoice price of the combination product. If, on a country-by-country basis, neither the Product nor the other active component or components of the combination product is sold separately in said country, Net Sales will be determined between the Parties in good faith.

1.51           “Patents” means (a) all patents and patent applications in any country or supranational jurisdiction, and (b) any provisionals, substitutions, divisions, continuations, continuations in part, reissues, renewals, registrations, confirmations, reexaminations, extensions, supplementary protection certificates and the like, of any such patents or patent applications.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.52           “Phase 1 Trial” means a clinical trial of a pharmaceutical product on healthy subjects or patients with the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such product, as more fully defined in 21 C.F.R. § 312.21(a), or its successor regulation, or the equivalent in any foreign country, including any clinical trial that is a combination Phase 1 Trial and Phase 2 Trial.

1.53           “Phase 2 Trial” means a clinical trial in human patient population to determine the safe and effective dose range in the proposed therapeutic indication, as more fully defined in 21 C.F.R. § 312.21(b), or its successor regulation, or the equivalent in any foreign country.

1.54           “Phase 3 Trial” means a clinical trial in human patients designed to (a) establish that a drug is safe and efficacious for its intended use; (b) define warnings, precautions and adverse reactions that are associated with the drug in the dosage range to be prescribed; and (c) support BLA Approval of such drug, as more fully defined in 21 C.F.R. § 312.21(c), or its successor regulation, or the equivalent in any foreign country.

1.55           “Pivotal Trial” means (a) Phase 3 Trial or (b) a Phase 2 Trial that is of appropriate size and design to establish that a pharmaceutical product is safe and effective for its intended use, to define warnings, precautions and adverse reactions that are associated with the pharmaceutical product in the dosage range to be prescribed, and to support a BLA for such pharmaceutical product or label expansion of such pharmaceutical product. For clarity, the determination of whether a Phase 2 Trial is a Pivotal Trial for purposes of this Agreement will be based upon a determination by the relevant Regulatory Authority that such trial could be sufficient, depending on its outcome, to support the filing of a BLA for such pharmaceutical product or label expansion of such pharmaceutical product.

1.56           “Positive D2 Decision” means a D2 Decision to continue a [***].

1.57           “Positive D3 Decision” means a D3 Decision to continue a [***].

1.58           “Product” means any product containing or comprising a BiTE Antibody binding to the Collaboration Target developed pursuant to this Agreement, including all forms, presentations, doses and formulations thereof alone or in combination with other therapeutically active ingredients; it being understood that all pharmaceutical products that contain the same BiTE Antibody will be considered the same Product.

1.59           “Project Team Leader” has the meaning as defined in Section 3.6.2.

1.60           [***] Patent” means the patent application filed on [***] under the no. [***] on the BiTE Antibody directed against [***] and any Patents arising therefrom.

1.61           “Regulatory Authority” means any national (e.g., the FDA), supra-national (e.g., the European Commission, the Council of the European Union, or the European Medicines Agency), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity in each country of the world involved in the granting of Marketing Approval for the Product.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.62           “Regulatory Submission” means any submission or application made or filed with a Regulatory Authority, including any IND or BLA.

1.63           “Sublicensed Technology” means any Patent or Know-How Controlled by Micromet pursuant to the Agreements listed in Exhibit D-1 and Exhibit D-2.

1.64           “Territory” means all countries of the world, [***].

1.65           “Third Party” means any entity other than Micromet, Bayer or their respective Affiliates.

1.66           “Valid Claim” means (a) an issued claim of an issued patent that has not (i) expired or been canceled, (ii) been declared invalid by a decision of a court or other appropriate body of competent jurisdiction, from which no appeal is or can be taken, (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, or (iv) been abandoned or disclaimed; and (b) a claim included in a pending patent application that is being actively prosecuted and that has not been (i) canceled, (ii) withdrawn from consideration, (iii) finally determined to be unallowable by the applicable governmental authority (from which no appeal is or can be taken), or (iv) abandoned or disclaimed, provided, however, that if a claim of a patent application has been pending for more than [***] years, such claim will not constitute a Valid Claim for the purposes of this Agreement unless and until a Patent issues with such claim.

2.	Grant of Option

2.1           Option Grant.  Micromet hereby grants Bayer an exclusive option (the “Option”) during the Option Period (defined below) to license the Licensed Technology for the development and Commercialization of the Product and to collaborate with Micromet regarding such development and Commercialization of such Product on the terms set forth in this Agreement.

2.2           Option Fee.  Bayer will pay to Micromet a non-refundable, non-creditable option fee of €4,500,000 in accordance with the terms of Section 9.1 within thirty (30) days after the Effective Date.

2.3           Option Exercise.  Bayer may exercise the Option at any time during a period commencing on the Effective Date and ending at midnight (Central European Time) of January 5, 2010 (the “Option Period”) by providing Micromet with written notice (“Option Exercise Notice”) of Bayer’s desire to exercise the Option and making a payment to Micromet in the amount of €[***](the “Option Exercise Fee”). Bayer will notify Micromet, on a non-binding basis, of its intent regarding the exercise of the Option not later than ninety (90) days prior to the expiration of the Option Period.  Promptly after receipt of such declaration of intent, Micromet will provide to Bayer a schedule listing the exceptions, if any, to the representations and warranties made by Micromet in Section 15.2 or provide a written confirmation that there are none. Micromet will continuously provide updates to such schedule or confirmation whenever there is a change until one (1) Business Day after receipt of the Option Exercise Notice where Micromet will provide a final schedule or confirmation. If such final schedule or confirmation deviates from the last schedule or confirmation received from Micromet prior to dispatch of the Option Exercise Notice, Bayer may withdraw the Option Exercise Notice by providing written notice to Micromet within ten (10) Business Days from receipt of the final schedule or confirmation. Upon receipt by Micromet of the Option Exercise Notice and the Option Exercise Fee (the “License Effective Date”) prior to the expiration of the Option Period, Bayer will be granted the rights in this Agreement and all of the terms and conditions of this Agreement will be binding on the Parties, unless it withdraws its Option Exercise Notice in accordance with this Section 2.3.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.4           Exclusivity.  During the Option Period, Micromet will not (i) negotiate, offer, enter into, or otherwise discuss with any Third Party any agreement granting any option or license with respect to the Licensed Technology for the Collaboration Target; or (ii) collaborate or provide services to a Third Party with respect to the Micromet Technology for the Collaboration Target or otherwise grant rights that would prevent, upon the exercise of the Option, the grant of the rights, licenses, and interests to Bayer under the terms and conditions of this Agreement.

2.5           Updates.  During the Option Period, Micromet will provide Bayer with a quarterly update regarding its activities in respect of the BiTE Antibody binding to the Collaboration Target. Micromet will provide such update by telephone conference or a meeting, if the Parties agree, to designated representatives of Bayer. In addition, Micromet will provide a written report on the status and the results of such activities by September 30, 2009 and will thereafter, upon request of Bayer, provide Bayer the opportunity to review and discuss with Micromet any data and results generated during the Option Period.

2.6           Binding Effect.  Prior to the License Effective Date, (a) only the following Sections are legally binding on the Parties: 1, 2, 4.5.1, 4.6.1, 7.8.2, 7.8.3, 9.1, 10, 11, 12, 13.4, 15, 16 and 17, and (b) the foregoing terms (other than Section 10, 13.4, 15, 16 and 17) will terminate and be of no further force and effect upon the earlier of (i) termination of this Agreement by Bayer pursuant to Section 12.3.1 or (ii) expiration of the Option Period without exercise of the Option in accordance with Section 2.3.

3.	Collaboration Governance

3.1           Establishment of Joint Steering Committee.  Promptly after the License Effective Date, the Parties will establish a joint steering committee (the “JSC”) to oversee the [***].  Each Party will appoint three employees to serve as their representatives on the JSC. From time to time, on written notice to the other Party, Micromet and Bayer each may substitute any of its representatives on the JSC unable to attend a meeting or replace a representative by a new one. Each Party will designate one of its members of the JSC as the “Co-Chair.” Subject to the provisions of this Section 3, the JSC will establish its own procedural rules for its operation.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.2           Tasks of the JSC.  The JSC will: (a) review and approve any updates or amendments to the [***] Development Plan, including, subject to Section 4.3, any changes to the budget for the [***]; (b) monitor the progress of and coordinate the activities undertaken pursuant to the [***] Development Plan; (c) decide on the achievement of scientific or technical objectives and any go/no go criteria as described in the [***] Development Plan; (d) discuss and consider which Party files and prosecutes Patents for an invention within the [***] in accordance with the provisions of Section 7.8.1; (e) resolve any issues that could not be resolved by the JPT; (f) propose and consider amendments to the terms of this Agreement, provided that any such amendment will be made by the Parties solely pursuant to Section 17.6; and (g) take such other actions as are expressly delegated to the JSC in this Agreement.  The JSC will not have any power to amend this Agreement and will have only such powers as are specifically delegated to it under this Agreement.

3.3           JSC Meetings.  The JSC will meet not less than once every calendar quarter during the first year after the License Effective Date, and not less than once every six months thereafter. Meetings may be held in person or by means of telecommunication (telephone, video, or web conferences); provided that at least two meetings during the first year after the License Effective Date and one meeting per year thereafter will be held in person. The JSC may meet more frequently by agreement of the Parties or at the reasonable request of a Party with not less than twenty (20) Business Days notice to the other.  The Co-Chairs will alternately be responsible for organizing the meetings of the JSC and for distributing the agenda of the meetings.  The Co-Chairs will include on the agenda any item within the scope of the responsibility of the JSC that is requested to be included by a Party, and will distribute the agenda to the Parties no less than one week before any meeting of the JSC.  Each Party may, with the prior approval of the other Party which will not be unreasonably withheld, invite non-voting employees, consultants or advisors (which consultants and advisors will be under an obligation of confidentiality no less stringent than the terms set forth in Section 10) to attend any meeting of the JSC.  Each Party will bear its own costs associated with holding and attending JSC meetings.

3.4           Meeting Minutes.  The Co-Chair (or its designee) responsible for the organization of the respective JSC meeting will prepare the minutes, and send it to all members of the JSC for review and approval within twenty (20) days after the meeting.  Each Party will send any objections against the accuracy or completeness of such minutes by providing written notice to the other members of the JSC within fourteen (14) days of receipt of the minutes.  In the event of any such objection that is not resolved by mutual agreement of the Parties, such minutes will be amended to reflect such unresolved dispute.

3.5           Decision Making

3.5.1           The JSC will take action on matters within its power by unanimous consent of the Parties, with each Party having a single vote, irrespective of the number of representatives actually in attendance at a meeting, or by a written resolution signed by its representatives.

3.5.2           If the JSC is unable to reach unanimous consent on a particular matter, such matter will be resolved in a second JSC meeting to be held within twenty (20) Business Days from the meeting in which the disputed matter has remained unresolved. In the event that the JSC is again unable to resolve the matter, either Party may provide written notice of such dispute to the Executive Officer of the other Party.  The Executive Officers (or their respective designees, who must be members of the Party’s senior management, but who are not members of the JSC) of each Party will meet at least once in person to discuss the dispute and use their good faith efforts to resolve the JSC dispute within thirty (30) days after submission of such dispute to such officers. If the Executive Officers (or their designees) cannot reach agreement with respect to a JSC dispute within the thirty (30) day time period, [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.5.3           Notwithstanding the terms of Section 3.5.2 above, if the matter concerns a dispute regarding the interpretation of this Agreement, the performance or alleged nonperformance of a Party’s obligations under this Agreement, or any other alleged breach of this Agreement, such matter will be resolved in accordance with the terms of Section 17.4.

3.6           Joint Project Team.

3.6.1           Promptly after the License Effective Date, the Parties will establish a joint project team (the “JPT”) for managing the day-to-day work within the [***], consisting of an appropriate number of representatives of each Party.  In particular, the JPT will have the following tasks: (a) developing and proposing any updates or amendments to the [***] Development Plan; (b) coordinating the activities undertaken pursuant to the [***] Development Plan, including assigning specific development tasks to the appropriate Party consistent with the terms of Section 4; (c) ensuring timely performance of the activities under the [***] Development Plan; (d) monitoring the expenses of the [***] and compliance with the budget in the [***] Development Plan; (e) making proposals on achievement of scientific or technical objectives and go/no go criteria pursuant to the [***] Development Plan; (f) making proposals on which Party files and prosecutes Patents for an invention within the [***] in accordance with the provisions of Section 7.8.1; (g) supporting each Party’s Patent filings within the [***]; and (h) preparing update reports for the Product and presenting such updates at the JSC meetings.

3.6.2           Each Party will designate one of its JPT members as the project team leader (the “Project Team Leader”) who will be the primary contact person for the other Party for matters relating to the development of the Product by such Party.  In order to ensure regular information of the JSC on the progress with respect to the [***], the Project Team Leaders will be permanent guests of the JSC.

3.6.3           The JPT will meet not less than once a quarter. Meetings may be held in person or by means of telecommunication (telephone, video, or web conferences).  The JPT may meet more frequently by agreement of the Parties or at the reasonable request of a Party with not less than twenty (20) Business Days notice to the other.  The Project Team Leaders will alternately be responsible for organizing the meetings of the JPT and for distributing the agenda of the meetings.  The Project Team Leaders will include on the agenda any item within the scope of the responsibility of the JPT that is requested to be included by a Party, and will distribute the agenda to the Parties no less than one week before any meeting of the JPT.  Each Party may, with the prior approval of the other Party which will not be unreasonably withheld, invite non-voting employees, consultants or advisors (which consultants and advisors will be under an obligation of confidentiality no less stringent than the terms set forth in Section 10) to attend any meeting of the JPT.  Each Party will bear its own costs associated with holding and attending JPT meetings.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3.6.4           The Project Team Leader (or his or her designee) responsible for the organization of the respective JPT meeting will prepare the minutes, and send it to all members of the JPT for review and approval within twenty (20) days after the meeting.  Each Party will send any objections against the accuracy or completeness of such minutes by providing written notice to the other members of the JPT within fourteen (14) days of receipt of the minutes.  In the event of any such objection that is not resolved by mutual agreement of the Parties, such minutes will be amended to reflect such unresolved dispute.

3.6.5           The JPT will take action by unanimous consent of the Parties, with each Party having a single vote, irrespective of the number of representatives actually in attendance at a meeting, or by a written resolution signed by the designated representatives of each Party.  If the JPT is unable to reach unanimous consent on a particular matter, such matter will be submitted to the JSC for resolution in accordance with Section 3.5.  The JPT will not have any power to amend this Agreement and will have only such powers as are specifically delegated to it under this Agreement.

3.7           [***] of JSC and JPT.  The JSC and the JPT will be [***].

4.	Product Development

4.1           [***] Development Plan.  The initial [***] Development Plan is attached as  Exhibit B.  Promptly following the License Effective Date, the Parties will consider and discuss amendments to the initial [***] Development Plan to reflect the anticipated activities, budgets and timelines then applicable.  The [***] Development Plan and any amendments thereto will be designed to accomplish the filing of INDs for the Product in one or more Major Markets, will set specific objectives for carrying out development activities in the course of the [***], will include a budget for such activities, and will be reviewed and updated as necessary or appropriate by the JPT and JSC in accordance with the provisions of Section 4.3.

4.2           Allocation of Responsibilities.  As and to the extent described in the [***] Development Plan, the Parties will be responsible for the performance of the activities as follows:

4.2.1           Micromet will be responsible for research and preclinical development of the Product up to the filing of the first IND for the applicable Product, including any protein engineering, and in vitro and in vivo pharmacology and laboratory studies within the toxicology testing, except that Bayer will conduct certain preclinical studies (e.g. imaging studies) as well as the in-life phase and histopathologic evaluation of toxicology studies prior to the filing of the first IND for such Product as further detailed in the [***] Development Plan.  Unless otherwise agreed by the Parties, Micromet will generate BiTE Antibodies binding to the Collaboration Target.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.2.2           Micromet will be responsible for the development of a production cell line, pre-formulation studies, bioanalytics and process development, and the manufacturing of research-grade material, and Bayer will be responsible for scale up, further process optimization and the manufacturing, fill & finish of Product for GLP tox testing and clinical trials.

4.2.3           The Parties will collaborate on the Phase 1 Trials of the Product conducted during the [***], with [***] holding the IND for the Product and taking the lead in the performance of Phase 1 Trials and associated regulatory activities, and [***] performing [***] and participating in the [***] of such Phase 1 Trials (including [***] and the review and assessment of [***] and participation in the discussions with the meetings with the [***] and the [***] for the various the clinical trials).

4.2.4           Bayer will be fully responsible for the further development of the Product after completion of [***] in accordance with the [***] Development Plan, and the regulatory activities, including BLA filings.

4.3           Revisions of the [***] Development Plan.  The JPT will periodically review and propose to the JSC updates of the [***] Development Plan to reflect the progress achieved and the further development activities to be undertaken by the Parties in the development of the Product, but not less than once every year in conjunction with the Parties’ budget and program review cycle.  Notwithstanding anything in this Agreement, any of the following changes to a [***] Development Plan may be implemented only by an amendment of this Agreement executed by two duly authorized officers of Micromet and Bayer: (a) any reduction or increase of any budget set forth in such [***] Development Plan by more than [***]; (b) any reduction or increase of the aggregate amount to be spent during the [***] or in a calendar year pursuant to such [***] Development Plan by more than [***]; (c) any change to the allocation of responsibilities between the Parties set forth in Section 4.2 with respect to such [***] Development Plan; and (d) the allocation of responsibility for any tasks unassigned in the then-current [***] Development Plan. In addition, any revisions to the [***] Development Plan must be approved by the JSC in accordance with Section 3.2.

4.4           Development Expenses.  Bayer will bear its own Development Expenses and any Development Expenses incurred by Micromet that have been budgeted in the [***] Development Plan, and will pay such Development Expenses of Micromet as specified in Section 8.1; provided, however, that Micromet will not have any obligation to perform any activities under the [***] for which it is not being reimbursed by Bayer, and provided further, that Micromet will be reimbursed for activities that have been either delayed or accelerated as required by Bayer in an amended [***] Development Plan.

4.5           Diligence in Development

4.5.1           Micromet will use Commercially Reasonable Efforts to generate a BiTE Antibody binding to the Collaboration Target, and to perform the activities assigned to it in the [***] Development Plan.  All efforts of Micromet’s Affiliates will be considered efforts of Micromet for the purpose of determining Micromet’s compliance with its obligations under this Section 4.5.1.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.5.2           Bayer will use Commercially Reasonable Efforts to perform the activities assigned to it in the [***] Development Plan, to perform the [***] Development Plan, and to develop and obtain Marketing Approval for the Product in the Major Markets. All efforts of Bayer’s Affiliates, contractors or sublicensees will be considered efforts of Bayer for the purpose of determining Bayer’s compliance with its obligations under this Section 4.5.2. If Bayer fails to utilize such diligence and if such failure constitutes a material breach of this Agreement, Micromet may terminate the Agreement in accordance with and under the conditions specified in Section 12.2. [***].

4.6           Records; Reports.

4.6.1           Micromet Records.  All activities performed by or on behalf of Micromet during the Option Period and under the [***] Development Plan will be completely and accurately recorded in written records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Such records will be retained by Micromet for at least [***] after the termination of this Agreement or for such longer period as may be required by any Applicable Law.

4.6.2           Bayer Records.  All activities performed by or on behalf of Bayer in the course of the Collaboration Program (including all Regulatory Submissions and activities and records related to Bayer’s regulatory activities) will be completely and accurately recorded in written records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes. Such records will be retained by Bayer for at least [***] after the termination of this Agreement or for such longer period as may be required by any Applicable Law.

4.6.3           Inspection of Records. Each Party will have the right, during normal business hours and upon reasonable notice, to inspect and copy any such records, except that a Party may provide copies with redactions of any information that either is not licensed to the other Party or does not relate to the development, manufacture or Commercialization of the Product.

4.6.4           Reports on [***].  Each Party will provide the JPT with regular oral or written reports detailing its development activities under the [***] Development Plan and the results of such activities.

4.6.5           [***] Development Plan; Reports on [***].  Prior to the [***], Bayer will create and submit to Micromet a copy of the initial [***]Development Plan for the [***], which plan may be revised by Bayer from time- to-time. Bayer will report to Micromet on the [***] (including a [***] and one or more representatives of [***]  The [***] will provide Micromet in advance of [***] with a copy of the then-current [***] Development Plan. Representatives of other relevant Bayer functions may participate in the [***] In addition, Bayer will provide to Micromet on [***] written progress reports with a summary of past activities in the performance of the [***] and an updated [***] Development Plan not later than [***] following the end of the [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.7           Subcontracting.  Each Party may perform any of its obligations under the Joint Development Plan through service providers such as e.g. contract research organizations, consultants or universities with the other Party’s prior written consent which will not be unreasonably withheld. The Party using a service provider will remain responsible to the other Party for the work performed by the service provider. Each Party will ensure that such service providers are bound in writing by obligations of confidentiality and non-use regarding Confidential Information that are substantially the same as those undertaken by the Parties pursuant to Section 10 hereof, that the agreement with such service providers contains customary terms providing for the assignment to such Party (sufficient for a Party to grant to the other Party the rights provided herein but subject to normal and customary retained rights of university or government collaborators) of all results developed in the course of performing the services for such Party and that any publication of such results will be subject to the other Party’s prior written consent.

4.8           Third Party Agreements.  The JPT will monitor and discuss during the JPT meetings the technologies, materials, and processes used in or required for the development or Commercialization of the Product. If either Party identifies any such technology, material, or process that is not yet licensed by either Party, then the Project Team Leader of such Party will bring the matter to the attention of the JPT at the next JPT meeting, or, if the JPT does no longer exist, of the other Party as soon as reasonably practicable. The Party who will be responsible for payments to the Third Party in accordance with Section 8.4 will have the first right to negotiate and enter into an agreement with respect to such technology, material or process, subject to the terms and conditions of this Agreement (including, without limitation, the allocation of costs described in Section 8.4). If the respective Party [***] or if it fails to [***] within [***] following the notice described above, then the other Party will have the right to [***] in its discretion, [***] with respect to such technology, material or process, subject to the terms and conditions of this Agreement. In any case, the Party negotiating such Third Party agreement will use reasonable efforts to secure a license that is sublicensable to the other Party for the Product on the same terms and conditions applicable to the negotiating Party.

4.9           Follow-up Program. If the first Product candidate fails and development of such Product is discontinued before [***], a new [***] for a replacement Product candidate (a “Replacement Product”) will be started at Bayer’s request, which request will be made in writing within [***] after Bayer has decided to discontinue the development of the first Product candidate, or Bayer will terminate this Agreement  by giving [***] written notice to Micromet within such period. Promptly following the receipt of such request, the Parties will: (a) [***], if they have been [***] pursuant to Section [***]; (b) prepare a [***] Development Plan; and (c) conduct the development and Commercialization of the Replacement Product in accordance with the provisions of this Agreement.

5.	Product Manufacture and Commercialization

5.1           Commercial Manufacturing.  Except as expressly otherwise provided in the [***] Development Plan, Bayer will be responsible for all commercial manufacturing activities related to the Product, including without limitation, process development and scale-up, further process optimization and the manufacturing, fill & finish of Product for GLP toxicology testing, clinical trials and commercial sale.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.2           Commercialization.  Subject to Section 5.5, Bayer will be solely responsible for the Commercialization of the Product in the Territory during the Term.

5.3           Diligence in Commercialization.  Bayer’s diligence obligation during Commercialization will be [***] to [***] in the Major Markets after having received Marketing Approval for such countries; provided, however, where Bayer is marketing the Product through a Third Party or sublicensee, such Third Party or sublicensee will be obliged to [***] to Commercialize the Product in the Major Markets. If Bayer fails to comply with its obligation under this Section 5.3 and if such failure constitutes a material breach of this Agreement, Micromet may terminate the Agreement in accordance with and under the conditions specified in Section 12.2. [***]

5.4           Branding, Trademarks, Trade Dress, and Logos.  Bayer will solely own, and will be solely responsible for selecting, the trademark used to identify any Product that will be Commercialized in the Territory pursuant to this Agreement.  Bayer will oversee the filing, prosecution and maintenance of all trademark registrations for the Product in the Territory, and Bayer will be responsible for the payment of any and all costs relating to such filing, prosecution, and maintenance.  Bayer will have sole responsibility for, and will be sole owner of, all trade dress, logos, slogans, and designs used on and in connection with any Product that will be Commercialized in the Territory pursuant to this Agreement.

5.5           Right of First Negotiation for [***].  If [***] desires to [***] a Product through one or more Third Parties in any country, it will notify [***] and will offer to [***] a right to [***] in such country.  If [***] does not notify [***] of its interest in [***] within [***] from receipt of [***] notice or if the Parties have not [***], or such longer period as the Parties may agree, [***] will be free to [***].

6.	Regulatory Matters

6.1           Regulatory Submissions; Inspections.  Bayer will be responsible for the preparation, filing, prosecution and maintenance of any Regulatory Submissions for the Product.  Bayer will promptly notify Micromet in writing and, to the extent reasonably possible, in advance of any meeting with or inspection by any Regulatory Authority relating to the Product.  Micromet will assist Bayer, as may be reasonably necessary, in the preparation of Regulatory Submissions and inspections by Regulatory Authorities, including providing necessary documents or other materials required by Applicable Law, and will, if requested by a Regulatory Authority, grant access to its personnel and facilities to representatives of Bayer and the Regulatory Authority, all at Bayer’s expense. With [***], Micromet may [***] with and [***] by [***] as [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.2           INDs; Regulatory Approvals; Adverse Drug Experiences.  [***] will be responsible for obtaining and maintaining any [***] and [***] and other [***] for the Commercialization of the Product in the Territory, including communicating and preparing and filing all reports (including adverse drug experience reports) with the applicable regulatory authorities, provided that [***] will provide [***] with a reasonable opportunity to provide comments to such portions of filings where data generated by [***] are presented to the Regulatory Authorities. To the extent either Party receives any information regarding relevant safety information related to the use of the Product, such Party will promptly provide the other Party with such information as is required under Applicable Laws.  Prior to the enrolment of the first patient in a study related to a Product, the Parties will agree on a standard operating procedures implementing the requirements under Applicable Law for safety information exchange, which procedures, as may be amended from time to time upon mutual agreement of the Parties, will be incorporated in this Agreement by reference.

6.3           Communications with Regulatory Authorities.  [***] will be solely responsible for any communications with the regulatory authorities occurring or required in connection with obtaining or maintaining any [***] and [***] for the Product. [***] will provide [***] with [***]  relating to the Product, [***].

7.	Intellectual Property

7.1           License and Sublicense Grants by Micromet.

7.1.1             Micromet Technology and [***].  Subject to the terms and conditions set forth in this Agreement, Micromet grants to Bayer an exclusive,  royalty-bearing license, under the Micromet Technology (except for any Sublicensed Technology), the [***] and Micromet’s interest in the [***], to perform any activities assigned to Bayer in the [***] Development Plan and to develop, have developed, make, have made, use, have used, offer for sale, have offered for sale, sell, have sold, import and have imported Product in the Field in the Territory.

7.1.2             Sublicensed Technology.  Subject to the terms and conditions set forth in this Agreement, Micromet grants to Bayer an exclusive, royalty-bearing sublicense, under the Sublicensed Technology, to perform any activities assigned to Bayer in the [***] Development Plan and to develop, have developed, make, have made, use, have used, offer for sale, have offered for sale, sell, have sold, import and have imported Product in the Field in the Territory. Bayer acknowledges and agrees that the rights, licenses and sublicenses granted by Micromet to Bayer in this Agreement are subject to this Agreement and [***] Bayer covenants not to take or fail to take any action that violates [***].

7.2           License Grants by Bayer.

7.2.1             Bayer Technology.  Subject to the terms and conditions set forth in this Agreement, Bayer grants to Micromet a non-exclusive, royalty-free license, under any applicable Patents or Know-How Controlled by Bayer during the [***] of the [***] (including the [***] and Bayer’s interest in the [***]), for the sole purpose of conducting those development responsibilities assigned to Micromet under the [***] Development Plan.  Such license will be sublicensable solely to subcontractors approved by Bayer, such approval not be unreasonably withheld.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.2.2             [***] Technology.  Subject to the terms and conditions set forth in this Agreement, Bayer grants to Micromet a worldwide, sole (i.e. exclusive except as to Bayer and its Affiliates) royalty-free license under the [***] Technology to develop, have developed, make, have made, use, have used, offer for sale, have offered for sale, sell, have sold, import and have imported Micromet Products in the Field.  Sections [***], [***] and [***] will apply to the license to Micromet mutatis mutandis.

7.2.3             [***].  Subject to the terms and conditions set forth in this Agreement, Bayer grants to Micromet an exclusive, worldwide, royalty-free license under [***] in the [***] to develop, have developed, make, have made, use, have used, offer for sale, have offered for sale, sell, have sold, import and have imported Micromet Products in the Field. Sections [***], [***] and [***] will apply to the license to Micromet mutatis mutandis.

7.2.4             [***].  Micromet will have the right to [***], under the license granted under Section 7.2.2 and Section 7.2.3 only to [***] and only to those [***] that [***] the [***] of [***] to [***] pursuant to this Agreement.

7.3           [***].

7.3.1             Ownership. Micromet will own all right, title and interest in and to any [***] Technology. Bayer will own all right, title and interest in and to any [***] generated solely by Bayer’s or Bayer’s Affiliates’ employees or by a Third Party on Bayer’s behalf (the [***]”). Any [***] generated [***] by employees of [***] or their respective Affiliates will be [***] by the Parties [***]”).

7.3.2             Disclosure of [***].  Each Party will disclose to the other Party the development, making, conception or reduction to practice of any [***] within [***], and will ensure that such [***] is disclosed to it by its Affiliates and contractors as necessary for such Party to comply with its own obligations under this Section 7.3.2. The Parties will make such disclosure to the [***] or the [***] in the course of the performance of the [***]. If such [***] within [***] Technology or [***] Technology, the owner thereof pursuant to Section 7.3.1 above may withhold the disclosure to the other Party until after the filing of a patent application claiming such invention.

7.4           [***]

7.4.1             Bayer will have the right to request from time to time the disclosure of [***], any [***] and any [***]. Upon receipt of such request, Micromet undertakes to use reasonable efforts to provide Bayer a summary of such [***], [***], and [***] in such detail as is reasonably required for Bayer to determine its interest in [***] a [***] thereunder pursuant to this Section 7.4.  If Bayer desires to use or apply any [***] or [***] within the [***], [***], or [***] in the development or Commercialization of a Product, Bayer will notify Micromet thereof in writing, and the Parties will meet to discuss the extent to which such [***], [***], or [***] would be necessary for the development or Commercialization of the Product.  If Bayer determines that such [***], [***] or [***] would be necessary for the development or Commercialization of the Product and [***], then Bayer will provide Micromet with written notice of such determination, and the Parties will [***] the [***] for [***] such [***], [***] or [***] in the licenses granted to [***] under this Agreement (it being understood that Bayer will be responsible for [***] on account of any [***] or [***] to the extent arising from Bayer’s practice of [***] to such [***] except as provided in Section 7.12.2 or Section 8.4.2). If the Parties fail to [***], the procedure described in Section [***] will apply.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.4.2             Upon execution of a [***] identifying the [***], [***], or [***] and reflecting the [***] by the [***] or established pursuant to Section 17.4.3(a), such [***] [***] and [***] will be deemed [***] and [***] under this Agreement; provided, however, that [***] or [***] to Third Parties, if such Third Parties are [***] that do not [***] of [***] to Micromet pursuant to this Agreement; and provided further, that [***] under this Agreement to [***] and [***] will be subject to any terms and conditions of [***] under which Micromet receives [***] to such [***] and [***].

7.5           [***]; [***].  Micromet will have the right to request from time to time the disclosure of [***] and [***].  Upon receipt of such request, Bayer undertakes to use reasonable efforts to provide Micromet a summary of such [***] and [***] in such detail as is reasonably required for Micromet to determine its interest in [***] pursuant to this Section 7.5. If Micromet desires to use or apply any [***] or [***] within the [***] or [***] in the development or Commercialization of a Micromet Product, Micromet will notify Bayer thereof in writing, and the Parties will meet to discuss the extent to which such [***] or [***] would be necessary for the development or Commercialization of a Micromet Product.  If Micromet determines that such [***] or [***] would be necessary for the development or Commercialization of a Micromet Product and [***], then Micromet will provide Bayer with written notice of such determination, and the Parties will [***] for the development and Commercialization of [***] (it being understood that Micromet will be responsible for all payments due to a Third Party on account of any [***] to any [***] to the extent arising from Micromet’s practice of [***]; provided, however, that such [***] will only be [***] by [***] to [***] and only to those [***] that [***] of [***] to [***] pursuant to this Agreement; provided further, that the license granted under this Agreement to [***] will be subject to any terms and conditions of the [***] under [***]; and provided further that Sections [***] and [***] of this Agreement shall apply [***] mutatis mutandis. If the Parties fail to [***] of Micromet’s notice, the procedure described in Section [***] will apply.

7.6           [***] by Bayer.  Subject to the terms and conditions of this Agreement, [***], Bayer will have the right [***] to a Third Party the [***] through [***]; provided, however, that (a) Bayer may not [***],  on a country-by-country basis in all or a portion of Europe or the United States other than for purposes of [***] after [***], (b) Bayer will [***] for the performance of Bayer’s obligations under this Agreement (either directly by Bayer or by [***]), and (c) Bayer provides to Micromet a [***] of such [***] that the [***], and [***] of this Agreement. For clarity, the Parties agree and acknowledge that [***] will be deemed to be the [***] for purposes of this Agreement if such Third Party has [***] and that Section 7.6 (a) shall not [***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.7           Reservation of Rights. Bayer hereby covenants and agrees not to use or practice any Licensed Technology, nor cause or authorize any Affiliate or Third Party to use or practice any Licensed Technology, other than as expressly permitted in this Agreement.  Except for the rights specifically granted in this Agreement, Micromet reserves all rights to the Licensed Technology and reserves the right to utilize or allow Third Parties to utilize the Licensed Technology consistent with the terms of this Agreement.  In addition, Micromet reserves all rights in the Licensed Technology to the extent necessary for it to conduct those development responsibilities assigned to it under the [***] Development Plan.  No implied licenses are granted under this Agreement.

7.8           Filing, Prosecution and Maintenance of Patents.

7.8.1        [***]. Micromet will have the first right to file, prosecute, defend and maintain at its costs and in its name any Patents claiming inventions or discoveries that are [***].  Bayer will have the first right to file, prosecute, defend and maintain at its costs and in its name any Patents claiming inventions or discoveries that are [***] Technology.  With regard to inventions or discoveries within the [***], the Parties will discuss on a case-to-case basis who will file, prosecute, defend and maintain Patents claiming such inventions or discoveries, based on the Parties’ understanding that Micromet will bear such responsibility with respect to Patents within [***] more [***] to the [***] and that Bayer will bear such responsibility with respect to Patents within [***] more [***] to the [***].  Any such filing, prosecution and maintenance will be made [***], but at the [***] costs.  The filing Party will reasonably inform the other Party and consult with the other Party and, to the extent possible, will undertake the filing, prosecution and defense of any Patents within [***] in a way that will not be detrimental to the prosecution, issuance and validity of Patents that are part of [***], or the development or Commercialization of the Product.  If the filing Party does not want to continue the prosecution of a patent application in the [***], it will inform the other Party thereof in writing with sufficient advance notice to reasonably enable the other Party to assume the filing or prosecution of such Patent at its cost. If the other Party decides to assume the filing or prosecution of such Patent, the filing Party will assign such Patent to the other Party.

7.8.2        [***] Patent.  Micromet will have the right to file, prosecute, defend and maintain at its costs the [***] Patents.  Micromet will reasonably inform Bayer and consult with Bayer and will undertake the filing, prosecution and defense of such Patents in a way that will not be detrimental to the prosecution, issuance and validity of Patents that are part of [***] or the [***] or [***].  If Micromet does not want to continue the prosecution of any such Patent, it will inform Bayer thereof in writing with sufficient advance notice to reasonably enable Bayer to assume the filing or prosecution of such Patent at its cost. If Bayer decides to assume the filing or prosecution of such Patent, Micromet will assign such Patent to Bayer.  Notwithstanding the generality of the foregoing, Micromet will provide to Bayer [***]of the [***] Patent by providing to Bayer all draft filings in advance of submission to the relevant patent authorities so that Bayer can comment, provide input and demand changes to such documents.  Micromet will implement such proposed changes, unless those changes would, in Micromet’s reasonable belief, [***] or [***].  In any event, Micromet will not abandon any claims or will not limit any claims specific to the [***] without Bayer’s prior written consent.  Micromet will file and maintain such Patents at its costs in the countries specified in Exhibit H and advance notice regarding the timing of filings in such countries.  If Bayer wishes any such Patents to be filed and maintained in additional countries, it will notify Micromet accordingly and Micromet will file such Patents in such countries at Bayer’s cost.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.8.3        Micromet Licensed Patents.  Except as provided in Section 7.8.2, Micromet will file, prosecute, defend and maintain at its costs and in its name any Patents within the Micromet Technology.  Micromet will provide Bayer with an annual oral report summarizing the status of patent applications, office actions (including restriction requirements) and substantive correspondence with the applicable patent office for such Patents and made during such annual year.

7.8.4        Cooperation. Each Party will keep the other Party reasonably informed of progress with regard to its filing, prosecution and maintenance of the Patents pursuant to this Section 7.8, and will consider in good faith the requests and suggestions of the other Party with respect to the foregoing.  Each Party will provide the other Party with quarterly reports summarizing (or providing copies as reasonably requested) of patent applications, office actions (including restriction requirements) and substantive correspondence with the applicable patent office for such Patents and made during such preceding calendar quarter.   Further, each Party will cooperate with the other Party, execute all lawful papers and instruments and make all rightful oaths and declarations as may be necessary in the preparation, prosecution and maintenance of all patents and other filings referred to in this Section 7.8.

7.9           Enforcement of Patents.

7.9.1        Notice.  If either Party learns that a Third Party is infringing or allegedly infringing any Patent within the Licensed Technology or the [***] to the extent related to a Product, it will promptly notify the other Party thereof including available evidence of infringement.  The Parties will cooperate and use reasonable efforts to stop such alleged infringement without litigation.

7.9.2        Enforcement Actions.

(a)           The Party owning a Patent within the Licensed Technology or the [***] will have the first right (but not the obligation) to take the appropriate steps to remove the infringement or alleged infringement thereof by a Third Party, including, by initiation, prosecution and control at its own expense of any suit, proceeding or other legal action by counsel of its own choice.

(b)           The Party that is not the plaintiff in an action brought by the other Party pursuant to this Section 7.9.2 will have the right, at its own expense, to be represented in any such action by counsel of its own choice. In addition, such Party agrees to be joined as party plaintiff if necessary to prosecute the action or proceeding and to give the other Party reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party will be required to transfer any right, title or interest in or to any property to the other Party or any other party to confer standing on a Party hereunder.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(c)           If the alleged infringement of a Patent is based on the fact that a Third Party is selling a product that is competing with a Product, and if a Party fails to bring an action or proceeding to remove the infringement pursuant to subsection (a) above within [***]of a written request for such action by the other Party, then such other Party will have the right (but not the obligation) to bring any such action or proceeding by counsel of its own choice; provided, however, that the Party owning such Patent will have the right to assume control of the litigation if the alleged infringer claims invalidity or non-enforceability of any such Patent as a defense.

(d)           If the alleged infringement of a Patent within the Licensed Technology or the [***] is based on the fact that a Third Party is selling a product that is competing with a Product, any settlements, damages or other monetary awards (the “Recovery”) recovered by a Party in an action pursuant to this Section 7.9.2 will be allocated first to the costs and expenses of the Party bringing suit, and second to the costs and expenses (if any) of the other Party, with any remaining amounts (if any) to be allocated as follows:

(i)           If Bayer pursued such action, the Recovery will be deemed to be Net Sales and Bayer will pay a royalty to Micromet as provided in Section 8.3.

(ii)           If Micromet pursued such action, the Recovery will be retained by Micromet to the extent that the Recovery is based on the damages incurred by Micromet, and deemed Net Sales to the extent based on the damages (i.e. lost sales) incurred by Bayer, and Micromet will pay the portion of such Recovery based on the damages incurred by Bayer to Bayer after deducting the royalty due to Micromet thereon pursuant to Section 8.3.

7.10           Consequences of Patent Challenge by Bayer.

7.10.1        Micromet will have the right to terminate this Agreement by written notice effective upon receipt if Bayer or any of its Affiliates directly, or indirectly through assistance granted to a Third Party, commence any interference or opposition proceeding, challenge the validity or enforceability of, or oppose any extension of or the grant of a supplementary protection certificate with respect to, any Patent within the Licensed Technology (each such action a “Patent Challenge”).

7.10.2        Bayer will include provisions in all agreements granting sublicenses of Bayer’s rights hereunder providing that, if the sublicensee or any of its affiliates undertake a Patent Challenge with respect to any Patent within the Licensed Technology under which the sublicensee is sublicensed, Bayer will be permitted to terminate such sublicense agreement.  If a sublicensee of Bayer (or an affiliate of such sublicensee) undertakes a Patent Challenge of any such Patent under which such sublicensee is sublicensed, then Bayer, upon receipt of notice from Micromet of such Patent Challenge, will terminate the applicable sublicense agreement.  If Bayer fails to so terminate such sublicense agreement, Micromet may terminate this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.11           Consequences of Patent Challenge by Micromet.

7.11.1        Bayer will have the right to terminate the licenses granted to Micromet in Sections 7.2.2, 7.2.3 or 7.5 by written notice effective upon receipt if Micromet or any of its Affiliates directly, or indirectly through assistance granted to a Third Party, commence any interference or opposition proceeding, challenge the validity or enforceability of, or oppose any extension of or the grant of a supplementary protection certificate with respect to, any Patent licensed to it hereunder (each such action a “Patent Challenge”).

7.11.2        Micromet will include provisions in all agreements granting sublicenses of  rights licensed from Bayer hereunder providing that if the sublicensee or any of its affiliates undertake a Patent Challenge with respect to any Patent licensed hereunder under which the sublicensee is sublicensed, Micromet will be permitted to terminate such sublicense agreement.  If a sublicensee of Micromet (or an affiliate of such sublicensee) undertakes a Patent Challenge of any such Patent under which such sublicensee is sublicensed, then Micromet, upon receipt of notice from Bayer of such Patent Challenge, will terminate the applicable sublicense agreement.  If Micromet fails to so terminate such sublicense agreement, then Bayer may terminate the licenses granted to Micromet hereunder.

7.12           [***].

7.12.1        If Micromet [***] that [***] of an invention claimed in a Patent [***], such [***] will [***].

7.12.2        If Micromet Controls (or has the legally binding right to obtain Control) any [***] or [***] that [***] of an invention claimed in a Patent [***], then such [***] will, at [***] and [***], provided that any [***] made by [***] on account of [***] will be subject to the terms of Section [***].

7.12.3        If Bayer files any [***], it will grant to Micromet a [***] under such Patent with a scope identical to [the license] granted under Section [***].

7.13           Change in Control.  In the event of any Change of Control of Micromet (or any applicable controlling Affiliate), then (i) [***], [***], and [***] will not include intellectual property rights owned or controlled by a Third Party acquiror as of the closing of such Change of Control; and (ii) [***] will not include intellectual property rights generated by or on behalf of a Third Party acquiror or its Affiliates after the closing of such Change of Control; provided, however, that if the Change in Control [***], then [***] will include Patents and Know-How that (i) without the Change of Control would be [***] and (ii) that arise during the period of the [***] and are generated by or on behalf of the entity following such transaction that is conducting all or substantially all of the activities relating to the development of [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.	Fees and Payments

8.1           Development Expenses.  Bayer will pay to Micromet on or before the first day of each calendar quarter the amount of Development Expenses budgeted to be incurred by Micromet in such calendar quarter as set forth in the applicable Development Plans following submission of an invoice by Micromet for such amounts in accordance with Section 9.1.2.  Within [***] of the end of the calendar quarter, Micromet will provide Bayer with quarterly reports containing a detailed account of activities performed and Micromet’s Development Expenses incurred during the preceding calendar quarter. The Parties will work together to reconcile, in a timely fashion, the Development Expenses set forth in the reports presented by Micromet with Bayer’s payments for such quarter.  If the parties determine that such payments exceed Micromet’s reported Development Expenses, then the amount of such excess will be credited against the next payment of Development Expenses by Bayer hereunder (or, if no such payment is anticipated, refunded by Micromet to Bayer within [***] of such determination). If the parties determine that Micromet’s reported Development Expenses exceed the amount paid by Bayer, then Bayer will pay the excess amount to Micromet within [***] of such determination but no later than the next quarterly advance payment made by Bayer under this Section 8.1.

8.2           Development Milestones.  Bayer will inform Micromet within [***] of the occurrence of any milestone event specified in Exhibit E attached hereto and will pay Micromet each of the non-refundable, non-creditable payments in the amounts set forth on Exhibit E within [***] after the later of the first occurrence of the corresponding event described on such exhibit with respect to each Product and receipt of a corresponding invoice from Micromet.

8.3           Royalties.

8.3.1        Royalty Rates.  Bayer will pay to Micromet a royalty equal to:

(a)           [***]% of worldwide Net Sales of the Product for that portion of the total amount of aggregate worldwide Net Sales of the Product in any calendar year that is less than or equal to €[***];

(b)           [***]% of worldwide Net Sales of the Product for that portion of the total amount of aggregate worldwide Net Sales of the Product in any calendar year that is greater than €[***] but less than or equal to €[***];

(c)           [***]% of worldwide Net Sales of the Product for that portion of the total amount of aggregate worldwide Net Sales of the Product in any calendar year that is greater than €[***] but less than or equal to €[***]; and

(d)           [***]% of worldwide Net Sales of the Product for that portion of the total amount of aggregate worldwide Net Sales of the Product in any calendar year that is greater than €[***].

8.3.2        Aggregation of Net Sales; Royalty Term.

(a)           The determination of aggregate worldwide Net Sales for the tiers described in Section 8.3.1 will be based upon the Net Sales of the Product then accrued during each applicable calendar year (or portion thereof) and the determination of a particular royalty rate then-applicable to a particular sale of Product will be made as of the date such sale was invoiced.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)           Royalties due under the preceding Section 8.3.1 will commence upon First Commercial Sale of a Product in a particular country in the Territory and will expire on a country-by-country and Product-by-Product basis upon the later of: (i) the expiration of the last-to-expire Patent within the Licensed Technology containing a Valid Claim claiming or covering the use or sale of such Product in such country, or (ii) [***] years from the First Commercial Sale of such Product in such country.

8.4           Payments under Third Party Agreements.

8.4.1        Bayer Obligations.  In addition to the payments under Section 8.2 to 8.3, Bayer will make to Micromet the payments described on Exhibit D-1 in consideration of Micromet’s obligations under the license agreements listed in Exhibit D-1. In addition, Bayer will be responsible for the payments that become due under any future agreement Bayer enters into with a Third Party with regard to the Product, except as set forth in Section 8.4.2.

8.4.2        Micromet Obligations.  Micromet will be responsible for the payments made prior to the Effective Date or that become due after the Effective Date to the licensor or assignors under the agreements listed in Exhibit D-2. In addition, Micromet will be responsible for the payments that become due under any license to or acquisition of Patents (whether entered into by Bayer or Micromet) from a Third Party (including a [***]) to the extent payments are payable for a license to or acquisition of Patents owned by a Third Party that would [***] by [***], except excluding any such invention relating to the [***] Notwithstanding the foregoing, in no event will payments applicable under this Section 8.4.2, considered in the aggregate, reduce the effective royalty rate retained by Micromet hereunder on Net Sales of the Product to less than [***]% on a country-by-country basis during any calendar quarter. Bayer will be responsible for any payments due to Third Parties by virtue of Bayer’s development or Commercialization of the Product under this Agreement that would reduce Micromet’s effective royalty rate in any calendar quarter below [***]%.

For example and without limitation, the Parties agree that (i) Micromet will be responsible (subject to the limitations described in Section 8.4.2) for any Patents covering or claiming the [***], the [***], the [***], and the [***], and (ii) Bayer will be responsible (subject to the limitations in Section 8.4.1) for any Patents covering or claiming [***] or [***] elements, including [***], [***], and [***].

8.4.3        In the event either Party (“Contracting Party”) is bound to a Third Party for payments described in this Section 8.4 for which the other Party (“Paying Party”) is responsible, then the Paying Party will make such payments directly to the Contracting Party and the Contracting Party will be obligated to make such payment directly to the Third Party in accordance with the terms of such Third Party agreement. Promptly following the Effective Date, the Parties will establish a mutually acceptable process to facilitate the timely and accurate payment from the Paying Party with sufficient time for the Contracting Party to make the corresponding payment to the Third Party in a timely fashion.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.4.4        If Micromet enters into any Third Party agreement for which Bayer would be entirely or in part financially responsible in accordance with the cost allocation described in this Section 8.4, Bayer will only be obliged to make respective payments to Micromet under Section 8.4.3, if Bayer has given its consent to the terms of the agreement. If Bayer enters into an agreement for which Micromet is financially responsible without Micromet’s consent, Micromet will not be obliged to make any payments for amounts payable to the Third Party until [***] in which case Bayer can [***] to the Third Party under such agreements [***] from [***] due to Micromet; provided, however, that in no case the effective royalty rate paid to Micromet in any calendar quarter will be below [***]%.

By way of example, if Bayer has paid to a Third Party [***] Euros in [***] and has Net Sales of [***] Euros in each of the first and second quarter of a year (and consequently would have to pay to Micromet [***]%, i.e. [***] Euros in royalties for each of the respective quarters), Bayer could in the first quarter deduct [***] Euros (i.e. bring the net royalty to [***]%) and in the following quarter the remaining [***] Euros.

8.5           Payments for Follow-Up Program.  If the Parties are developing a Replacement Product in accordance with Section 4.9, Bayer will not be required to pay an additional Option Fee. Milestone payments pursuant to Section 8.2 for such Replacement Product will only be due for milestone payments that have not yet been made for the Product, which development has been discontinued in accordance with Section 4.9.

8.6           Taxes.  All remunerations mentioned in this agreement are net values. Value added tax, sales tax or similar taxes will be charged and invoiced additionally with the appropriate rate if legally required.

9.	Payment Terms

9.1           Payment Method; Interest.

9.1.1        All amounts due hereunder will be paid in Euros by wire transfer in immediately available funds to an account designated by the other Party in writing, in case of payments to Micromet to the following account:

Account Name:	Micromet AG
Banking Institution:	[***]
Account Number:	[***]
Bank Code:	[***]
BIC:	[***]
IBAN:	[***]

9.1.2        Payments will only be made after receipt of an invoice and, unless otherwise specified herein, will be payable within [***] from receipt of such invoice. Invoices to Bayer will include in the reference line the cost center and such other information as may be provided by Bayer to Micromet from time to time and will be sent to the address below (or such other address as may be provided to Micromet in writing from time to time):

Bayer Schering Pharma AG,
Müllerstrasse 178, 13353 Berlin
c/o EuroServices Bayer GmbH
51368 Leverkusen

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.1.3        Any payments due under this Agreement will be due on such date as specified in the Agreement and, in the event that such date is not a Business Day, then the next succeeding Business Day.  Any failure by a Party to make a payment within [***] after the date when due will obligate such Party to pay computed interest, the interest period commencing on the due date and ending on the payment day, to the receiving Party at a rate per annum equal to the one month EURIBOR as quoted on REUTERS screen <EURIBOR01> plus a premium of [***]%, or the highest rate allowed by law, whichever is lower. The interest calculation will be based on the act / 360 computation method, which means that the numerator is calculated based on the actual days elapsed while the denominator remains 360 (flat).  The interest rate will be fixed on the due date and adjusted for any subsequent thirty (30) day period to the rate then in effect on the first Business Day of such period. Interest will be compounded monthly in arrears.  Such interest will be due and payable on the tender of the underlying principal payment.

9.2           Reports.  Bayer will provide Micromet a non-binding, good faith estimate of aggregate Net Sales of Product in the Territory for an applicable calendar quarter within [***] following the end of  such calendar quarter.  Bayer will provide Micromet with a report containing a detailed and itemized calculation of Net Sales of the Product in the Territory during the preceding calendar quarter within [***] following the calendar quarter for which royalties are due.

9.3           Currency Conversion.  All payments made under this Agreement will be payable in Euros regardless of the countries in which sales are made. Net Sales made in currencies other than Euros will be converted into Euros using the Exchange Reference Rates published by the European Central Bank Frankfurt / Main, Germany, on the last business day of the applicable calendar quarter. These Euro Foreign Exchange Rates are, as of the Effective Date, published on Reuters screen <ECB37>. Bayer will notify Micromet if this method is revised, provided that any such revised conversion method will consistent with Bayer’s current practice consistently applied. If no Euro Foreign Exchange References Rate is determined for the relevant currency, Bayer will use the same exchange rate as for its internal accounting process consistently applied.

9.4           Records Retention; Audit.

9.4.1        Record Retention.  Each Party will maintain complete and accurate books, records and accounts used for the determination of (a) any Development Expenses that the other Party is required to reimburse under this Agreement and (b) Net Sales, in sufficient detail to confirm the accuracy of any payments required under this Agreement, which books, records and accounts will be retained by such Party until [***] after the end of the period to which such books, records and accounts pertain.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.4.2        Audit.  Each Party will have the right to have an independent certified public accounting firm of internationally recognized standing, reasonably acceptable to the other Party, have access during normal business hours, and upon reasonable prior written notice, to such of the records of the other Party as may be reasonably necessary to verify the accuracy of Development Expenses or Net Sales for any calendar quarter ending not more than [***] prior to the date of such request; provided, however, that no Party will have the right to conduct more than [***] in any [***].  The accounting firm will disclose to the Parties only whether the Development Expenses or Net Sales reported by the audited Party are correct or incorrect and the specific details concerning any discrepancies.  The auditing Party will bear all costs of such audit, unless the audit reveals a discrepancy in the audited Party’s favor of more than [***] ([***]%), in which case the audited Party will bear the cost of the audit.

9.4.3        Audit Disagreement.  If there is a dispute between the Parties following any audit pursuant to Section 9.4.2 above, either Party may refer the issue (an “Audit Disagreement”) to an independent certified public accountant for resolution. In the event an Audit Disagreement is submitted for resolution by either Party, the Parties will comply with the following procedures:

(a)           The Party submitting the Audit Disagreement for resolution will provide written notice to the other that it is invoking the procedures of this Section 9.4.3.

(b)           Within [***] of the giving of such notice, the Parties will jointly select a recognized international accounting firm to act as an independent expert to resolve such Audit Disagreement.

(c)           Each Party will provide the independent expert with a description of the nature and circumstances of any Audit Disagreement, which description may be in written or oral form, within ten (10) days of the selection of such independent expert.

(d)           The independent expert will render a decision on the matter as soon as possible, but in no event later than [***] from submission to the independent expert.

(e)           The decision of the independent expert will be final and binding unless such Audit Disagreement involves alleged fraud, breach of this Agreement or construction or interpretation of any of the terms and conditions hereof.

(f)           All fees and expenses of the independent expert, including any Third Party support staff, or other costs incurred with respect to carrying out the procedures specified at the direction of the independent expert in connection with such Audit Disagreement, will be borne by each party in [***] to the [***] awarded to the Party by the independent expert through such decision. For example, Party A disputes € [***], the independent expert awards Party A € [***]: Party A must pay [***] percent and Party B [***] percent of the independent expert’s fees and expenses.

9.4.4        Payment of Additional Amounts.  If, based on the results of any audit, additional payments are owed Micromet under this Agreement, then Bayer will make such additional payments promptly after the accounting firm’s written report is delivered to both Parties. If, based on the results of any audit, any payments made by Bayer to Micromet exceeded the amounts due and payable under this Agreement, such excess will be credited against future amounts owed by Bayer under this Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.4.5        Confidentiality.  Each party will treat all information subject to review under this Section 9.4 and the results of any audit in accordance with the provisions of Section 10 and will cause its accounting firm to enter into a reasonably acceptable confidentiality agreement with the audited Party obligating such firm to maintain all such financial information in confidence pursuant to such confidentiality agreement.

9.4.6        Auditing of Sublicensees.  Bayer will include in any sublicense agreements with sublicensees that are granted the right to Commercialize the Product a clause with provisions regarding record retention of the sublicensee and audit rights of Bayer that are comparable to or less favorable to the sublicensee than the provisions in this Section 9.4. If the sublicense agreements do not contain a right for Micromet to directly audit Net Sales of the sublicensee in accordance with the provisions in Section 9.4, Bayer will, upon request of Micromet, exercise its audit right with respect to the determination of Net Sales, provided that Micromet will bear all costs of such audit, unless the audit reveals a discrepancy in Micromet’s favor of more than [***] ([***]%), in which case Bayer will bear the cost of the audit.

9.5        Withholding Tax.

9.5.1        Any Party required to make a payment under this Agreement will be entitled to deduct and withhold from the amount payable the tax which the paying Party is liable under any provisions of tax law.

9.5.2        If the withholding tax rate is reduced according to the regulations in an applicable double tax treaty, no deduction will be made or a reduced amount will be deducted only if the paying Party is timely furnished with necessary documents (Freistellungsbescheid) by the payee issued from the German Tax Authority (Bundeszentralamt für Steuern), certifying that the payment is exempt from tax or subject to a reduced tax rate.

9.5.3        Any withheld tax will be treated as having been paid by the paying Party to the payee for all purposes of this Agreement.

9.5.4        The paying Party will timely forward the tax receipts certifying the payments of withholding tax on behalf of the payee.

9.5.5        In case the paying Party cannot deduct the withholding tax due as a result of fulfilling a payment obligation by settlement or set-off, the payee will pay the withholding tax to the paying Party separately.

9.5.6        If the paying Party failed to deduct withholding tax but is still required by tax law to pay withholding tax on account of the payee to the tax authorities, the payee will assist the paying Party with regard to all procedures required in order to obtain reimbursement by tax authorities or, in case the tax authorities do not reimburse withholding tax to the paying Party, the payee will immediately refund the tax amount.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9.5.7             Notwithstanding anything in this Section 9.5, if a Party changes its domicile after the Effective Date such that withholding taxes become due on payments due to the other Party, the Party that changed its domicile will bear any withholding taxes that the other Party is unable to recover under applicable double tax treaties.

10.	Confidentiality

10.1       Definition.  During the Term and subject to the terms and conditions of this Agreement, a Party (the “Disclosing Party”) may communicate to the other Party (the “Receiving Party”) information in connection with this Agreement or the performance of its obligations under this Agreement, including, without limitation, any information in reports provided pursuant to this Agreement, scientific and manufacturing information and plans, marketing and business plans, and financial and personnel matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business (collectively, “Confidential Information”).  The Parties agree that the terms of this Agreement, the identity of the Collaboration Target, and the [***] are deemed Confidential Information of both Parties, that such Confidential Information (a) will be treated as if first disclosed by one Party to the other Party, and (b) will be subject to the restrictions on use and disclosure set forth herein.  Confidential Information also includes any information disclosed prior to the Effective Date pursuant to that certain Confidentiality Agreement between the Parties dated [***] and the Secrecy Agreement executed by Micromet on [***] (as amended effective as of [***]).

10.2       Exclusions.  Notwithstanding the foregoing, any information of a Party will not be deemed Confidential Information with respect to the Receiving Party for purposes of this Agreement if such information:

10.2.1          was already known or available to the Receiving Party or its Affiliates at the time of disclosure to the Receiving Party, other than under an obligation of confidentiality or non-use to the Disclosing Party; provided, however, that this exception will not apply to the terms of this Agreement or the identity of the Collaboration Target;

10.2.2          was generally available or known to parties reasonably skilled in the field to which such information pertains or was otherwise part of the public domain at the time of its disclosure to the Receiving Party;

10.2.3          became generally available or known to parties reasonably skilled in the field to which such information pertains or otherwise became part of the public domain after its disclosure to the Receiving Party, other than through the Receiving Party’s breach of its obligations under this Section 10;

10.2.4          was disclosed to the Receiving Party or any of its Affiliates, other than under an obligation of confidentiality or non-use, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to others; or

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.2.5          was independently discovered or developed by the Receiving Party or its Affiliates, as evidenced by their written records, without the use of Confidential Information of the Disclosing Party.

10.3       Disclosure and Use Restriction.  Except as expressly provided herein, the Parties agree that, during the Term and for [***] years thereafter, each Party and its Affiliates will keep completely confidential and will not publish or otherwise disclose any Confidential Information of the other Party or its Affiliates.  Neither Party will use any Confidential Information of the other Party without such other Party’s consent, except as expressly permitted by this Agreement.

10.4       Authorized Disclosure.  Each Party may use and disclose Confidential Information of the other Party to the extent that such use and disclosure:

10.4.1          is made in response to a valid order of a court of competent jurisdiction or other governmental or regulatory body of competent jurisdiction; provided, however, that such Party will first have given notice to such other Party and given such other Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that the Confidential Information disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order;

10.4.2          is otherwise required by applicable laws, regulations or the rules of any nationally recognized security exchange; provided, however, that the Disclosing Party will provide such other Party with notice of such disclosure in advance thereof to the extent practicable;

10.4.3          is made by such Party to the regulatory authorities as required in connection with any filing of INDs, BLAs, marketing approval applications, or similar applications or requests for regulatory approvals; provided, however, that reasonable measures will be taken to assure confidential treatment of such information;

10.4.4          is made by such Party, in connection with the performance of the purposes of this Agreement, on a need-to-know basis to Affiliates, contractors, employees, consultants, allowed sub-licensees, representatives or agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 10;

10.4.5          is limited to the terms of this Agreement only (excluding any development plans) and is made by a Party to existing or potential acquirers or merger candidates, existing or potential sublicensees, investment bankers or existing or potential investors, including venture capital firms or other financial institutions, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 10; or

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.4.6          is made in a patent application expressly permitted to be filed under Section 7.8.

11.	Public Communications

11.1       General Provisions.  The Parties will cooperate with respect to the timing and content of communications with the public regarding this Agreement and any activities within the [***], subject to the provisions of this Section 11.  Neither Party will make public use of the other Party’s name except as required by applicable law or regulation, or otherwise as agreed in writing by such other Party, in which case Bayer will be referred to as “Bayer Schering Pharma AG, Germany”. Bayer hereby notifies Micromet that the rights to the Schering name in North America are owned by a Third Party not under the control of Bayer.

11.2        Press Releases.  On the Effective Date or first Business Day thereafter, each Party may issue the press release regarding the execution of this Agreement in the form attached in Exhibit F.  For subsequent press releases relating to this Agreement or the Parties’ relationship hereunder, each Party will submit to the other Party a draft of such press release for review and comment at least [***] Business Days prior to the date on which such Party plans to issue such press release, and will issue such press release only upon the other Party’s written consent.  Nothing in this Section 11.2 will require a Party to withhold or delay any disclosure required under Applicable Law.

11.3        Publications and Presentations.

11.3.1   At least [***] days prior to submission of any material related to the activities within the [***] for publication in print or electronic media or presentation at conferences, the submitting Party will provide to the other Party a draft of such material for its review and comment. The receiving Party will provide any comments to the submitting Party within [***] days of receipt of such materials, and the submitting Party will withhold the material from submission for publication or presentation if the receiving Party has not given its written consent to the publication or presentation, as applicable.

11.3.2   In addition, as soon as reasonably possible prior to submission of any material related to the activities within the [***] (i) for publication in print or electronic media or (ii) for presentation at a conference if specifically requested by Micromet from the [***] immediately before a conference, Bayer will provide to Micromet the final draft of such material for information purposes, provided that Bayer may make this dependent on Micromet’s employees signing personal pledges in order to prevent insider trading. For the avoidance of doubt, the Parties agree that any failure of Bayer to comply with this Section 11.3.2 shall not be considered a breach of this Agreement.

11.3.3   Without limiting a Party’s right under Section 10, a Party may use presentation materials that have been previously approved by a Party for a presentation by the other Party in subsequent presentations having a similar context without additional approvals under this Section 11.3.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.	Term and Termination

12.1       Term.  The term of this Agreement (the “Term”) will commence on the Effective Date and will expire upon the expiration and satisfaction of all payment obligations for the Product, unless earlier terminated as provided in this Agreement.

12.2       Termination for Material Breach.

12.2.1    If a Party (the “Breaching Party”) commits a material breach of this Agreement, the other Party (the “Non-Breaching Party”) may give to the Breaching Party written notice specifying the nature of the material breach and requiring the Breaching Party to make good or otherwise cure such material breach.

12.2.2    If such material breach is not cured within [***] days (in the case of a failure to make a payment due under this Agreement) or [***] days (in the case of any other material breach) after the receipt of notice pursuant to Section 12.2.1 above, the Non-Breaching Party will have the right, on written notice to the Breaching Party, to terminate this Agreement without prejudice to any of its other rights and remedies conferred on it by this Agreement or by law; provided, however, that in the case of any breach by Bayer of Section 4.5.2 that is not capable of being cured within a [***] day period, the foregoing cure period will be extended for so long as Bayer is conducting the activities set forth in a written plan submitted by Bayer to Micromet (and subject to the approval of Micromet, such approval not to be unreasonably withheld) not later than [***] days following any notice by Micromet under this Section 12.2 with such plan describing in detail the specific activities and timeframes necessary to cure such breach. If the breach is limited to specific countries, the right to terminate will be limited to such countries, provided that if Bayer commits a material breach relating to the majority of the Major Markets, the Agreement may be terminated in its entirety.

12.3       Termination [***].

12.3.1    Bayer may terminate this Agreement in its entirety during the Option Period for any reason or no reason by [***] days prior written notice to Micromet.

12.3.2    Bayer may terminate this Agreement in its entirety [***].

12.3.3    Bayer may terminate this Agreement with respect to a particular country [***].

13.	Effects of Termination

13.1       Program Transfer upon Termination.

13.1.1      Promptly following any notice of termination and Effective Date of such termination pursuant to Section 4.9, Section 12.2 (except where Micromet is the breaching Party) or Section 12.3, Bayer will, at Micromet’s cost and to the extent legally possible without breaching any obligations towards Third Parties, transfer or assign to Micromet or its designee all materials, documentation, processes, Regulatory Submissions, Marketing Approvals, any other approvals or licenses granted by any Regulatory Authority (including all submissions relating to such approvals or licenses), licenses and other items as are reasonably necessary for Micromet to continue the development or Commercialization of the Product in the Territory or country for which this Agreement is terminated (such transfer, including the actions listed below hereafter referred to as the “Program Transfer”, and the Territory or country for which this Agreement is terminated hereafter referred to as the “Terminated Territory”). Without limiting the generality of the foregoing, Bayer will (to the extent requested by Micromet and legally possible without breaching any obligations towards Third Parties):

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(a)           transfer to Micromet all data, materials, reports and information in Bayer’s possession or control that were developed under the Collaboration Program, and treat the foregoing as “Confidential Information” of Micromet under Section 10;

(b)           transfer to Micromet all Regulatory Submissions, Marketing Approvals and all other approvals or licenses issued by any Regulatory Authority relating to the Product (together with copies or originals of all correspondence with or to any Regulatory Authority in connection with the foregoing) in the Terminated Territory;

(c)           transfer to Micromet the management and continued performance of any clinical trials for the Product ongoing as of the Effective Date of such termination in the Terminated Territory, subject to an obligation from Micromet to indemnify and hold Bayer harmless from and against any damages resulting from the continued performance of the clinical trials;

(d)           transfer to Micromet all clinical and commercial supplies of the Product in Bayer’s possession or control;

(e)            transfer [***] for the Product [***] on an [***];

(f)           to the extent that a[***] for the Product has been [***] suitable for [***] or [***], to continue to [***] at the [***] as [***] and at [***] to be [***] until [***] has [***] and is [***], but in no event for a period exceeding [***] after the effective date of termination; provided, however, that [***] to continue [***] if [***] of the Product to [***] for such [***] period or if it has [***] allowing for such [***] and provided further that [***] to do any [***];

(g)           [***] any or all [***], relating solely to the [***], to the extent permissible under the terms of [***];

(h)           [***] its entire [***] any [***] relating specifically to [***], including any [***] for the foregoing; and

(i)           [***] a [***], under any [***] and under any [***] that would be [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Bayer will use diligent efforts during the Term to ensure that [***] with a Third Party will not otherwise [***] in connection with [***].  If, despite such diligent efforts, Bayer would [***] described above, then (i) Bayer will [***]; and (b) pending any such [***], Bayer will provide Micromet, during a period no longer than [***] from the effective date of the termination, with the [***], at no cost to Micromet (other than the reimbursement of all reasonable costs and expenses directly incurred by [***] in performing under the terms of such contract) to the extent possible to achieve [***].

13.1.2      If the Agreement is terminated by Micromet under [***] or by Bayer under [***] in its entirety or with respect to any Terminated Territory [***], in consideration of the Program Transfer, Micromet will make to Bayer payments according to the following schedule until such time as Bayer has received an amount equivalent to [***] times the [***] pursuant to this Agreement in respect of such Terminated Territory (“the Compensation”):

(a)           In case Micromet [***] under the Licensed Technology [***] or [***] (a “[***]”) the following [***] to the extent attributable to the license of rights in and to the Product:

(i)           [***] of [***] under the [***] for the Product if such [***] to the [***] anniversary following the Effective Date of termination;

(ii)         [***] of [***] under the [***] for the Product if such [***] the [***] but prior to the [***] anniversary of the Effective Date of termination;

(iii)        [***] of [***] under the [***] for the Product if such [***] the [***] anniversary but prior to the [***] anniversary of the Effective Date of termination; and

(iv)         [***] of [***] under the [***] for the Product if such [***] the [***]  anniversary but prior to the [***] anniversary of the Effective Date of termination, if the Product is [***].

[***] of the [***] under the [***] for the Product will be [***] if such [***] anniversary of the Effective Date of termination.  All payments to Bayer under this Section will be made by Micromet within thirty (30) days [***].  In the event of any termination of this Agreement with respect to a Terminated Territory, the Parties will establish a reasonable allocation of the aggregate [***] allocable to such Terminated Territory based upon the relative estimated economic value of such Terminated Territory to the other remaining territories and any territory specific [***].  If the Parties fail to reach an agreement on such allocation from [***] months of Bayer’s termination notice, the procedure described in Section 17.4.3(a) will apply.

(b)           In case of a Change of Control of Micromet prior to the effective date of termination involving a company with an annual turnover of more than [***] Euros:

(i)           [***] percent [***]%) of the [***] within thirty (30) days of the effective date of termination;

(ii)         [***] percent [***]%) of the [***] within thirty (30) days from Market Approval for the product in the first Major market;

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(iii)        [***] percent [***]%) of the [***] within thirty (30) days from the First Commercial Sale of the product in the first Major Market;

(c)           In case of a Change of Control of Micromet prior to the effective date of termination involving a company with an annual turnover of more than [***] Euros:

(i)           [***] percent [***]%) of the [***] within thirty (30) days of the effective date of termination;

(ii)         [***] percent [***]%) of the [***] within thirty (30) days from Market Approval for the product in the first Major market;

(iii)        [***] percent [***]%) of the [***] within thirty (30) days from the First Commercial Sale of the product in the first Major Market;

(d)           In case of a Change of Control of Micromet after the effective date of termination involving a company with an annual turnover of more than [***] Euros, the acquiror will have [***] from the closing of the Change of Control to [***].

(i)           If the acquiror [***], payments according to Section [***] or [***], as the case may be, will become due, except that the payments under Section [***] and [***] will become due within [***] days after the earlier of the acquiror’s decision and expiry of the [***] period from the closing of the Change of Control.

(ii)          If the acquiror does not continue the development of the Product, no payments will become due;

(iii)        If the acquiror decides to grant licenses for the development and Commercialization of the Product to a Third Party, Sections [***] and [***] will apply accordingly.

(e)           In case Micromet itself Commercializes a Product and with regard to the remaining amount of the Compensation in case of payments according to Sections 13.1.2 (a) to (d): A royalty on Net Sales of the Product (with the definition amended mutatis mutandis to reflect that Micromet, its Affiliates or licensees would be selling the Product) based on the following schedule:

(i)           [***]% royalties on Net Sales of the Product, if the Agreement is terminated before enrollment of the first patient in the [***];

(ii)         [***]% royalties on Net Sales of the Product, if the Agreement is terminated after the enrollment of the [***] but before enrollment of the [***]

(iii)        [***]% royalties on Net Sales of the Product, if the Agreement is terminated after the enrollment of the [***] but before [***];

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(iv)           [***]% royalties on Net Sales of the Product, if the Agreement is terminated after the [***].

No other compensation will be owed by Micromet to Bayer in connection with the Program Transfer or the license granted under Section 13.1.1(i).

13.2       Termination of Licenses.  Upon any termination of this Agreement in its entirety or with respect to one or more countries, all rights and licenses granted by Micromet to Bayer hereunder with respect to the Terminated Territory will terminate.

13.3       Rights Upon Expiration.  Upon expiration of this Agreement pursuant to Section 12.1, Bayer will have a non-exclusive, fully paid, royalty-free right and license under the Licensed Technology to make, have made, use, sell, offer for sale, and import the Product in the Territory in the Field. Notwithstanding the foregoing, Bayer will continue to make any payments required by Section 8.4 for as long as such payments are due, and Bayer’s rights as a sublicensee under the Sublicensed Technology will remain subject to Bayer’s compliance with Section 8.4.

13.4       Accrued Rights.  Termination of this Agreement for any reason will be without prejudice to any rights that will have accrued to the benefit of a Party prior to the Effective Date of such termination.  Such termination will not relieve a Party from obligations that are expressly indicated to survive the termination of this Agreement.

13.5       Survival.  Sections 1, 4.6.1, 4.6.2, 4.6.3, 7.2.2, 7.3, 7.8 and 7.9 (with respect to [***] only), 9.1, 9.3, 9.4, 9.5, 10, 11.1, 13, 14, 15, 16 and 17, together with any definitions used or exhibits referenced therein, will survive any termination or expiration of this Agreement.

14.	Indemnification and Insurance

14.1       Indemnification of Micromet.  Bayer will indemnify Micromet and its Affiliates, and their respective directors, officers, and employees (each, a “Micromet Indemnitee”), and defend and hold each of them harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) arising in connection with any and all claims, demands, lawsuits, or investigations by a Third Party (each a “Third Party Claim”) against a Micromet Indemnitee, to the extent caused by or arising out of: (a) any breach by Bayer of this Agreement, (b) the negligence or willful misconduct on the part of Bayer or its Affiliates, or contractors in performing any activity contemplated by this Agreement, or (c) the development or Commercialization of the Product in the Territory by Bayer, its Affiliates or licensees; excluding, in each case, indemnification to the extent Micromet has an obligation to indemnify Bayer pursuant to Section 14.2.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.2       Indemnification of Bayer.  Micromet will indemnify Bayer, its Affiliates, and their respective directors, officers, and employees (each, a “Bayer Indemnitee”), and defend and hold each of them harmless from and against any and all Losses arising in connection with any Third Party Claim against a Bayer Indemnitee, to the extent caused by or arising out of: (a) any breach by Micromet of this Agreement, or (b) the negligence or willful misconduct on the part of Micromet or its Affiliates in performing any activity contemplated by this Agreement; (c) the development or Commercialization of the Product in the Territory by Micromet, its Affiliates or licensees; or (d) the development or Commercialization of Micromet Products in the Territory by Micromet, its Affiliates or licensees; in each case, excluding indemnification to the extent Bayer has an obligation to indemnify Micromet and its Affiliates pursuant to Section 14.1. In addition and notwithstanding anything else stated in Section 8.4.1 or 8.4.2, Micromet will indemnify the Bayer Indemnitees and defend and hold each of them harmless from and against any and all Losses arising in connection with any Third Party Claim against a Bayer Indemnitee on the basis of infringement of Third Party intellectual property rights by Micromet (or its Affiliates or contractors) prior to the date of exercise of the Option.

14.3       Notice of Claim.  All indemnification claims in respect of any Bayer Indemnitee or Micromet Indemnitee seeking indemnity under Sections 14.1 or 14.2 (collectively, the “Indemnitees” and each an “Indemnitee”) will be made solely by the corresponding Party (the “Indemnified Party”). The Indemnified Party will give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under Section 14.1 or Section 14.2, provided that the failure to give prompt notice will not preclude the Indemnified Party from being identified, but in no event will the Indemnifying Party be liable for any Losses that result from any delay in providing such notice.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time).  Together with the Indemnification Claim Notice, the Indemnified Party will furnish promptly to the Indemnifying Party copies of all notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim.

14.4       Control of Defense.  At its option, the Indemnifying Party may assume the defense of any Third Party Claim subject to indemnification as provided for in Sections 14.1 and 14.2 by giving written notice to the Indemnified Party within thirty (30) days after the Indemnifying Party’s receipt of an Indemnification Claim Notice and thereby accepts in a final and binding manner its obligation to indemnify the Indemnified Party with regard to the respective Third Party Claim. Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim a legal counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party and will have control over the defense of the Third Party Claim. Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim. If the Indemnifying Party, after receipt of a Indemnification Claim Notice, declines to assume the defense or does not confirm its willingness to assume the defense within thirty (30) days from receipt of the Indemnification Claim Notice, the Indemnitee may assume the defense. Assumption of the defense in such case will not preclude the Indemnitee from seeking indemnification from the Indemnifying Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.5       Right to Participate in Defense.  Without limiting Section 14.4, any Indemnitee will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnitee’s own expense unless (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (b) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 14.4 (in which case the Indemnified Party will control the defense).

14.6       Settlement.  With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the Indemnifying Party has acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, will deem appropriate, and will transfer to the Indemnified Party all amounts which said Indemnified Party will be liable to pay pursuant to such judgment, settlement or other disposition in a manner that will allow the Indemnified Party to timely pay such amounts as requested by the judgment, settlement or other disposition. With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 14.4, the Indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will be at the Indemnified Party’s sole and absolute discretion).  The Indemnifying Party that has assumed the defense of the Third Party Claim in accordance with Section 14.4 will not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of such Indemnifying Party.  Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnitee will admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without first offering to the Indemnifying Party the opportunity to assume the defense of the Third Party Claim in accordance with Section 14.4.

14.7       Cooperation.  If the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnitee to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection with such Third Party Claim.  Such cooperation will include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection with such cooperation. The Indemnifying Party will reasonably cooperate and consult with the Indemnitee in the defense of the Third Party Claim and will give the Indemnitee the possibility to comment on any filings or writings received from the Third Party or submitted to the Third Party, its attorneys or any courts in connection with the defense of the Third Party Claim.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

14.8       Insurance.  During the Term, each Party will have and maintain such types and amounts of liability insurance as is normal and customary in the industry generally for similarly situated parties, and will upon request provide the other Party with a written confirmation of its insurance company in that regard.

15.	Representations and Warranties; Compliance

15.1       Mutual Representations and Warranties.  Each Party hereby represents and warrants to the other Party that, as of the Effective Date:

15.1.1         Such Party (a) has the corporate power and authority to enter into this Agreement and perform its obligations hereunder, and (b) has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

15.1.2        This Agreement has been duly executed and delivered on behalf of such Party and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights and judicial principles affecting the availability of specific performance;

15.1.3        The execution and delivery of this Agreement and the performance of such Party’s obligations hereunder (a) do not conflict with or violate any requirement of any provision of the articles of incorporation, bylaws or any similar instrument of such Party in any material way, and (b) do not conflict with, violate, or breach or constitute a default or require any consent under, any contractual obligation or court or administrative order by which such Party is bound.

15.2       Additional Representations and Warranties of Micromet.  Micromet hereby represents and warrants to Bayer that, as of the Effective Date, and as of the date of receipt of the  Option Exercise Notice (except as disclosed in a separate disclosure schedule to be provided to Bayer pursuant to Section 2.3):

15.2.1        Micromet is a corporation duly organized, validly existing and in good standing under the laws of Germany, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

15.2.2        Micromet is the sole and exclusive owner of all right, title and interest in the Licensed Technology or, as the case may be, has obtained licenses thereto.

15.2.3        To Micromet’s knowledge (i) Micromet has not received any written allegation from a Third Party that any Patent within the Micromet Technology is invalid or unenforceable and (ii) no Patent within the Micromet Technology is subject to interference, reexamination, reissue, revocation, opposition, appeal or other administrative proceedings.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

15.2.4        Micromet has not received, with respect to the Licensed Technology, any notice of infringement or any written communication relating in any way to a possible infringement of any Third Party patent rights by its activities prior to the Effective Date or the activities of either Party contemplated by this Agreement.

15.2.5        Micromet has the right and authority to grant the rights and licenses granted to Bayer pursuant to the terms and conditions of this Agreement, and Micromet has not granted (and will not grant during the Term) any right, license, or interest in, to, or under the Micromet Technology that is inconsistent with the rights, licenses, and interests granted to Bayer under the terms and conditions of this Agreement.

15.2.6        Micromet has not placed, and to Micromet’s knowledge there does not exist, upon the Micromet Technology any encumbrance, charge or lien (other than licenses granted under the Micromet Technology that do not violate 15.2.5).

15.2.7        The Patents listed on Exhibit C represent all Patents within Micromet’s Control required or useful for the development and Commercialization of the Product.

15.2.8        The Patents listed on Exhibit C have been filed and maintained in a manner consistent with its standard practice in each applicable country in the Territory and all applicable fees have been paid on or before the due date for payment.

15.2.9        To Micromet’s knowledge, all inventors of inventions claimed in the Patents listed on Exhibit C have assigned, or have a contractual obligation to assign, their entire right, title and interest in and to such inventions to Micromet and the inventors listed are correct and there are no claims or assertions in writing regarding the inventorship of such Patents alleging that additional or alternative inventors ought to be listed.

15.2.10      Micromet did not receive from [***] nor utilize in its activities relating to a BiTE Antibody binding to the Collaboration Target any [***] (as defined in the [***] Agreement).

15.3       Additional Representations and Warranties of Bayer. Bayer hereby represents and warrants to Micromet that, as of the Effective Date, Bayer is a corporation duly organized, validly existing and in good standing under the laws of Germany, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as it is contemplated to be conducted by this Agreement.

15.4       Compliance.  Each Party will conduct its respective activities with respect to the Product in good scientific manner, and in compliance in all material respects with all requirements of Applicable Laws and good laboratory practices, where and if applicable. Micromet covenants to conduct any assays testing the cytolytic activity of the Product against cells expressing the Collaboration Target only in countries where no Patent claiming such assays has been issued.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

16.	Disclaimer; Limitation of Liability

16.1       Disclaimer of Warranty.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTION 15, BAYER AND MICROMET MAKE NO REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND BAYER AND MICROMET EACH SPECIFICALLY DISCLAIMS ANY OTHER REPRESENTATIONS AND WARRANTIES, WHETHER WRITTEN OR ORAL, EXPRESS, STATUTORY OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.

16.2       Limitation of Liability.  IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOSS OF DATA, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT.  THE FOREGOING LIMITATIONS WILL NOT LIMIT EITHER PARTY’S OBLIGATIONS TO THE OTHER PARTY UNDER SECTIONS 10 AND 14.

17.	Miscellaneous

17.1       Force Majeure.  Neither Party will be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority.  The non-performing Party will notify the other Party of such force majeure within ten days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect.  The suspension of performance will be of no greater scope and no longer duration than is necessary and the non-performing Party will use commercially reasonable efforts to remedy its inability to perform; provided, however, that in the event the suspension of performance continues for [***] days after the date of the occurrence, the Party not affected by such force majeure may terminate this Agreement immediately upon written notice to the other Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

17.2       Assignment.  Neither Party will sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or obligations under this Agreement without the prior written consent of the other Party (which consent may be granted, withheld or conditioned at such other Party’s sole and absolute discretion); provided, however, that either Party may assign or transfer this Agreement or any of its rights or obligations under this Agreement without the consent of the other Party (a) to any Affiliate of such Party provided that such transfer and assignment will be effective for only so long as such Affiliate remains an Affiliate, or (b) to any Third Party with which it merges or consolidates, or to which it transfers all or substantially all of its (in the case of Bayer: oncology) assets.  In case of an assignment pursuant to (a) the assigning Party (unless it is not the surviving entity) will remain jointly and severally liable with the relevant Affiliate assignee under this Agreement.  Any such assignment will not be effective unless and until the relevant Affiliate assignee, Third Party assignee or surviving entity assumes in writing all of the assigning Party’s obligations under this Agreement.  A copy of such written assumption of obligations will be provided to the other Party upon request.  Any purported assignment or transfer in violation of this section will be void ab initio and of no force or effect.

17.3       Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties.

17.4       Governing Law; Dispute Resolution.

17.4.1        This Agreement, and any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement will be governed by and construed in accordance with the laws of Germany, without giving effect to any principles, statutory provisions or other rules of choice of law that would require the application of the laws of a different country or state.

17.4.2         The Parties will try to settle their differences amicably between themselves.  If any claim, dispute, or controversy of whatever nature arising out of or relating to this Agreement, including the performance or alleged non-performance of a Party of its obligations under this Agreement arises between the Parties (each a “Dispute”), a Party will, before initiating any proceedings pursuant to Section 17.4.3, notify the other Party in writing of such Dispute.  If the Parties are unable to resolve the Dispute within [***] days of receipt of the written notice by the other Party, such dispute will be referred to the [***] of [***] who will meet in person at least once and use their good faith efforts to resolve the Dispute within [***] days after such referral.

17.4.3     If a Dispute is not resolved as provided in the preceding Section 17.4.2, whether before or after termination of this Agreement, the Parties hereby agree that

(a)           if the Parties fail to agree on appropriate terms and conditions for a license to be granted pursuant to Section 7.4 or 7.5, the procedures set forth on Exhibit G.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(b)            all other disputes arising in connection with this Agreement or its validity will be finally settled in accordance with the Arbitration Rules of the German Institution of Arbitration e.V. (DIS) without recourse to the ordinary courts of law. The place of arbitration is Berlin. The arbitral tribunal consists of three (3) arbitrators, each of them being a lawyer. The language of the arbitral proceedings is German, but documents in English language may be produced in their original version.

17.4.4        Notwithstanding the provisions of this Section 17.4, either Party will have the right to seek temporary injunctive relief in any court of competent jurisdiction as may be available to such Party under the laws and rules applicable in such jurisdiction.

17.5       Notices.  All notices or other communications that are required or permitted hereunder will be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier as provided in this Agreement), or sent by internationally-recognized overnight courier addressed as follows:

If to Bayer, to:

Bayer Schering Pharma AG
Muellerstrasse 178
13353 Berlin
Germany
Attention: Head of TRG Oncology
Facsimile: +49-30-468 18069

With copies to:

Bayer Schering Pharma AG
Muellerstrasse 178
13353 Berlin
Germany
Attention: Legal Department
Facsimile: +49-30-468 14086

And:

Bayer Schering Pharma AG
Muellerstrasse 178
13353 Berlin
Germany
Attention: Head of Global Therapeutic Research
Facsimile: +49-30-468 16707

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

If to Micromet, to:

Micromet AG
Staffelseestrasse 2
81477 Munich
Germany
Attention: Head of Business Development
Facsimile: +49 89 895 277 205

with a copy to:

Micromet, Inc.
6707 Democracy Boulevard
Suite 505
Bethesda, MD 20817
Attention: General Counsel
Facsimile: +1-240-752-1425

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance with this Agreement.  It is understood and agreed that this Section 17.5 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.

17.6       Entire Agreement; Modifications.  This Agreement sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter of this Agreement and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are superseded by this Agreement, including the Confidentiality Agreement between the Parties dated [***] and the Secrecy Agreement executed by Micromet on [***] (as amended effective as of [***]). Each Party confirms that it is not relying on any representations or warranties of the other Party except those that are expressly made in this Agreement.  No amendment or modification of this Agreement will be binding upon the Parties unless made in writing and duly executed by authorized representatives of both Parties.

17.7       Relationship of the Parties.  It is expressly agreed that the relationship between the Parties is and will be that of independent contractors, and that the relationship between the Parties will not constitute a partnership, joint venture or agency. Neither Party will have the authority to make any statements, representations or commitments of any kind, or to take any actions, which are binding on the other Party, except with the prior written consent of the other Party to do so.  All persons employed by a Party will be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment will be for the account and expense of such Party.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

17.8       Waiver.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit of such term or condition, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition.  The waiver by either Party of any right under this Agreement or of claims based on the failure to perform or a breach by the other Party will not be deemed a waiver of any other right under this Agreement or of any other breach or failure by said other Party whether of a similar nature or otherwise.

17.9       Counterparts.  This Agreement may be executed in two (2) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

17.10     No Benefit to Third Parties.  The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they will not be construed as conferring any rights on any other parties.

17.11     Further Assurance.  Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.

17.12     English Language.  This Agreement has been written and executed in the English language.  Any translation into any other language will not be an official version hereof, and in the event of any conflict in interpretation between the English version and such translation, the English version will control.

17.13     Construction.  Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the word “or” is used in the inclusive sense (and/or).  The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement.  The term “including” as used herein means including, without limiting the generality of any description preceding such term.  References to “Section” or “Exhibit” are references to the numbered sections of this Agreement and the exhibits attached to this Agreement, unless expressly stated otherwise.

[Remainder of this page is left blank intentionally]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

Micromet AG		Bayer Schering Pharma AG

By:	/s/ Jens Hennecke	By:	/s/ Andreas Busch
Name:	Jens Hennecke	Name:	Prof. Andreas Busch
Title:	Vorstand	Title:	Member of the Board of Management

By:	/s/ Patrick Baeuerle	By:	ppa. /s/ Martin Schneider
Name:	Patrick Baeuerle	Name:	Prof. Martin Schneider
Title:	Vorstand	Title:	Head of Global Therapeutic Research

Legal Department Review:____

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

[Signature Page to the Option, Collaboration and License Agreement]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit A

D2 and D3 Decision Criteria

 [redacted in full]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit B

Development Plan

[redacted in full]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential

Exhibit C

Micromet Technology Patents

***

Application Number	Application Filing Date	Country	Title of Application	Status	***
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
***

Application Number	Application Filing Date	Country	Title of Application	Status	***
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
***

Application Number	Application Filing Date	Country	Title of Application	Status	***
[***]	[***]	[***]	[***]	[***]
***

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1

Confidential

Application Number	Application Filing Date	Country	Title of Application	Status	***
[***]	[***]	[***]	[***]	[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2

Confidential

Exhibit D-1

As specified in Section 8.4.1, Bayer will make payments to Micromet in amounts corresponding to the amounts payable by Micromet listed below:

1.	Non Exclusive Product License Agreement by and between Micromet AG and [***] effective as of [***] (the [***] Agreement”)

A.  Therapeutic Licensed Product Milestone Payments and Royalty Rates:

1.	Milestones. As part of the consideration for the [***] Agreement, Micromet will pay to [***] the following non-refundable, non-creditable milestone payments for each Therapeutic Licensed Product:

Milestone Event	Milestone Payment
Initiation of Phase I Clinical Trials for such Therapeutic Licensed Product in the first Major Market Country	[***]

Acceptance of the filing of the first Marketing Approval for such Therapeutic Licensed Product in the first Major Market Country	[***]

Receipt of first Marketing Approval for such Therapeutic Licensed Product in the first Major Market Country	[***]

2.	Royalties

a.
Micromet will pay to [***] a royalty payment equal to [***]% of Net Sales of each Therapeutic Licensed Product sold by Micromet, its Affiliates or sublicensees throughout the world.  The royalty payment obligation will expire on a Therapeutic Licensed Product-by-Therapeutic Licensed Product and country-by-country basis (in which such Therapeutic Licensed Product is sold) upon the later of: (a) expiration of the last to expire Valid Claim of the [***] Licensed Patents which, but for the license granted in this Agreement, would be infringed by the Development, manufacture, importation, use or sale of such Therapeutic Licensed Product in such country; and (b) [***] years from first commercial sale for use or consumption by the general public of such Therapeutic Licensed Product by or on behalf of Licensee anywhere in the world.  In the event that the period described in clause (b) of the preceding sentence extends beyond the period described in clause (a) of the preceding sentence with respect to a Therapeutic Licensed Product in a country (a “Therapeutic Product Extended Period”), then the royalty rate of [***]% set out above will be reduced to [***]% of Net Sales of such Therapeutic Licensed Product in such country during such Therapeutic Product Extended Period.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1

Confidential

b.
Notwithstanding anything herein to the contrary, the Parties agree that no royalties will be payable by Micromet for a particular country in respect of any Therapeutic Licensed Product which does not utilize the [***] Background Know-How and which is first sold commercially after the expiration of the last to expire Valid Claim of the [***] Licensed Patents in such country, which, but for the license granted in this Agreement, would be infringed by the Development, manufacture, importation, use or sale of such Therapeutic Licensed Product in such country.

B.  Diagnostic Licensed Product Milestone Payments and Royalty Rates:

1.	Milestones.

As part of the consideration for the [***] Agreement, Micromet will pay to [***] the following non-refundable, non-creditable milestone payments for each Diagnostic Licensed Product:

Milestone Event	Milestone Payment
Acceptance of the filing of the first Marketing Approval for each such Diagnostic Licensed Product in the first Major Market Country	[***]

Receipt of first Marketing Approval for each such Diagnostic Licensed Product in the first Major Market Country	[***]

2.
Acceleration of Milestones.  If the first commercial sale of a Diagnostic Licensed Product by Micromet, its Affiliate or sublicensee is made in a Major Market Country where no Marketing Approval has been granted for such Licensed Product, then both of the milestone payments set forth above will be payable as if the relevant milestone events had occurred as of the date of such first commercial sale.

3.	Royalties

a.
Micromet will pay to [***] a royalty payment equal to [***]% of Net Sales of each Diagnostic Licensed Product sold by Micromet, its Affiliates or sublicensees, throughout the world.  The royalty payment obligation of Licensee will expire on a Diagnostic Licensed Product-by-Diagnostic Licensed Product and country-by-country basis (in which such Diagnostic Licensed Product is sold) upon the later of: (a) expiration of the last to expire Valid Claim of the [***] Licensed Patents, which, but for the license granted in this Agreement, would be infringed by the Development, manufacture, importation, use or sale of such Diagnostic Licensed Product in such country; and (b) [***] years from first commercial sale for use or consumption by the general public of such Diagnostic Licensed Product by or on behalf of Licensee anywhere in the world.  In the event that the period described in clause (b) of the preceding sentence extends beyond the period described in clause (a) of the preceding sentence with respect to a Diagnostic Licensed Product in a country (a “Diagnostic Product Extended Period”), then the royalty rate of [***]% set out above will be reduced to [***]% of Net Sales of such Diagnostic Licensed Product in such country during such Diagnostic Product Extended Period.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2

Confidential

b.
Notwithstanding anything herein to the contrary, the Parties agree that no royalties will be payable by Licensee for a particular country in respect of any Diagnostic Licensed Product which does not utilize the [***] Background Know-How and which is first sold commercially after the expiration of the last to expire Valid Claim of the [***] Licensed Patents in such country, which, but for the license granted in this Agreement, would be infringed by the Development, manufacture, importation, use or sale of such Diagnostic Licensed Product in such country.

C.  Key Defined Terms

1.
“Diagnostic Licensed Product” means any Licensed Product (including a composition, formulation, device, assay or other product, but excluding Microarrays (as defined in Schedule V of the [***] Agreement)) (a) for sale as an in vitro or in vivo diagnostic for use in or in relation to humans, or (b) for sale separately from but in support of a therapeutic product for use in or in relation to humans.

2.
“Licensed Product” means any product, substance or formulation arising from the Target Program, and (a) the Development, manufacture, importation, use or sale of which would but for the provisions of this Agreement infringe one or more Valid Claims under the [***] Licensed Patents, or (b) which utilizes the [***] Background Know-How.

3.	“Major Market Country” means the [***], the [***], [***], [***], [***], [***], and [***].

4.
“Marketing Approval” means the approval of an MAA for a Licensed Product and any pricing and reimbursement approvals to the extent the applicable Regulatory Authorities in a country require a pricing or reimbursement approval prior to the marketing and sale of such Licensed Product in such country.

5.
“Net Sales” means the gross amount invoiced by Licensee, its Affiliate or its sublicensee for sales of Licensed Products to any Third Party (and in all cases amounts actually received to the extent not invoiced), less any (a) normal trade, cash and quantity discounts actually allowed, including charge backs; (b) amounts allowed for returned or defective Licensed Products; (c) insurance and transportation charges to the extent included in the invoiced amount; and (d) custom duties, VAT, sales taxes or other governmental charges paid in connection with such sales (but excluding what is commonly known as income taxes).  Any of the deductions listed above that involves a payment by Licensee, its Affiliate or sublicensee will be taken as a deduction in the calendar quarter in which the payment is actually made by such entity; provided, however, to the extent that the aggregate of such deductions in any calendar quarter for a Licensed Product exceeds the gross amount invoiced by Licensee, its Affiliate or its sublicensee for sales of such Licensed Product, then Licensee may carry forward any excess amounts and reduce the gross amounts invoiced in connection with the applicable sale of Licensed Products in one or more subsequent calendar quarter(s).

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3

Confidential

Any amounts received on account of transfers of Licensed Products between Licensee, its Affiliates or sublicensees of Licensed Products hereunder will be excluded from the calculation of Net Sales, and Net Sales will be calculated based on the final sale of such Licensed Product by Licensee, its Affiliates or sublicensees to any Third Party.

In the event a Licensed Product is sold in the form of a Combination Product, Net Sales for purposes of royalty payments on the Combination Product will be calculated by multiplying the Net Sales of the Combination Product by the fraction A/(A+B), where A is the invoice price of the Licensed Product if sold separately (i.e., without the other active ingredients or components) by Licensee, its Affiliate or sublicensee; and B is the aggregate invoice price of the other active ingredients or components in the Combination Product, if sold separately by Licensee, its Affiliate or sublicensee.  In the event that no such separate sales are made by Licensee, its Affiliate or sublicensee, then Net Sales for purposes of royalty payments on the Combination Product will be calculated by multiplying the Net Sales of the Combination Product by the fraction C/(C+D) where C is the fully allocated cost of the Licensed Product taken separately from the Combination Product (i.e., not including the other active ingredients or components); and D is the aggregate fully allocated cost of the other active ingredients or components; in each case, such costs being determined using generally accepted accounting procedures consistently applied by Licensee, its Affiliate or sublicensee, as applicable.

6.	“Therapeutic Licensed Product” means any Licensed Product for which Marketing Approval is sought or received for therapeutic or prophylactic use in humans.

All other capitalized terms above have the meanings given to such terms in the [***] Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4

Confidential

Exhibit D-2

As specified in Section 8.4.2, Micromet will be responsible for the following payments:

1.	Non-Exclusive Product License Agreement by and between Micromet AG and [***] effective as of [***](the [***] Agreement”)

2.	[***] Transfer Agreement by and between Micromet AG and certain inventors named therein dated as of April 22, 2005 (the [***])

A.	Micromet will be responsible for the following payments under the [***] Agreement:

1.
Milestones.  As part of the consideration for the [***] Agreement, Micromet will pay to [***] the following non-refundable, non-creditable milestone payments for each Therapeutic Licensed Product and Diagnostic Product, respectively:

Therapeutic Licensed Product Milestone Event	Milestone Payment
Initiation of Phase I Clinical Trials for such Therapeutic Licensed Product in the first Major Market Country	[***]

Acceptance of the filing of the first Marketing Approval for such Therapeutic Licensed Product in the first Major Market Country	[***]

Receipt of first Marketing Approval for such Therapeutic Licensed Product in the first Major Market Country	[***]

Diagnostic Licensed Product Milestone Event	Milestone Payment
Acceptance of the filing of the first Marketing Approval for each such Diagnostic Licensed Product in the first Major Market Country	[***]

Receipt of first Marketing Approval for each such Diagnostic Licensed Product in the first Major Market Country	[***]

2.
Royalties.  Micromet will pay to [***] a royalty payment equal to [***]% of Net Sales of each Therapeutic Licensed Product and [***]% of Net Sales of each Diagnostic Licensed Product sold by Micromet, its Affiliates or sublicensees throughout the world.  In the event that the period of [***] years from first commercial sale for use or consumption is longer than the expiration of the last to expire Valid Claim of the [***] Licensed Patents, the royalty rates will be reduced for Therapeutic Products to [***]% of Net Sales and for Diagnostic Products to [***]% of Net Sales

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1

Confidential

3.	All capitalized terms above have the meanings given to such terms in the [***] Agreement.

B.	Micromet will be responsible for the following payments under the [***] Agreement:

1.	Milestones. As part of the consideration for the [***] Agreement, Micromet will pay the following milestones to the Inventors:

Milestone Event	Milestone Payment
After start of treatment of the first patient in the first Phase I clinical Trial	[***]

After start of treatment of the first patient in the first Pivotal Trial	[***]

After first grant of first Regulatory Approval in any Major Market Country	[***]

2.	Royalties. Under the [***] Agreement, Micromet will pay a royalty of [***]% of Net Sales to Inventors

3.	All capitalized terms above have the meanings given to such terms in the [***] Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2

Confidential

Exhibit D-3

A.	Terms relating to the [***] Agreement and [***] Agreement

Notwithstanding the rights granted by Micromet to Bayer in this Agreement, the following terms apply to any sublicenses granted by Micromet to Bayer under the [***] Agreement and [***] Agreement:

1.	Bayer acknowledges and agrees that:

a.
The definition of “Target” pursuant to Section 1.38 of the [***] Agreement is different from the definition of “Collaboration Target” in this Agreement, and that the sublicense to Bayer under the under the [***] Agreement is granted to Products binding to the “Target” as defined in the [***] Agreement;

b.
Pursuant to Section 2.1 of each of the [***] Agreement and [***] Agreement, the licenses granted to Micromet under the [***] Agreement and [***] Agreement, respectively, are non-exclusive licenses, and that the sublicense granted by Micromet to Bayer under Section 7.1.2 of each of the [***] Agreement and [***] Agreement is a non-exclusive sublicense under the license granted to Micromet under the [***] Agreement and [***] Agreement, respectively; and

c.
Pursuant Section 2.1 of each of the [***] Agreement and [***] Agreement, the licenses granted to Micromet under the [***] Agreement and [***] Agreement, respectively, only extend to Licensed Products, which are products, substances or formulations arising from a Target Program (as defined in the [***] Agreement and [***] Agreement, respectively); and

d.
Pursuant to Section 2.3 of each of the [***] Agreement and [***] Agreement, [***] has not granted to Micromet any rights to research, develop, manufacture, use or sell products using [***] (each as defined in the [***] Agreement and [***] Agreement, respectively) or to develop, manufacture, use or sell any product that is a Research Product or [***] (each as defined in the [***] Agreement and [***] Agreement respectively), and Micromet does not grant to Bayer any rights under the Agreement to research, develop, manufacture, use or sell Products using [***] (each as defined in the [***] Agreement and [***] Agreement, respectively) or to develop, manufacture, use or sell any Product that is a Research Product or [***] (each as defined in the [***] Agreement and [***] Agreement, respectively).

2.
Bayer acknowledges that the licenses granted to Micromet under the [***] Agreement and [***] Agreement include the right to practice [***] (as defined in the [***] Agreement and [***] Agreement, respectively).  Micromet hereby expressly excludes from the sublicense granted by Micromet to Bayer the right to practice [***].

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1

Confidential

3.
Pursuant to Section 8.4 of the Agreement, Bayer will pay to Micromet milestones and royalties payable by Micromet to [***] as defined in Exhibit D-1 that may become due during the development or commercialization of Products by Bayer, its Affiliates and Sublicensees. Subject to Section 8.4, the following sections of the [***] Agreement will apply to each such payment: Section 5.2, and 5.3, and including any defined terms used in said sections. Micromet will calculate the payments due to [***] under Section 5.2 and 5.3 of the [***] Agreement based on the currency conversion clause in Section 5.4.4 of said agreement. For such purpose, Bayer will provide in the royalty report pursuant to Section 9.2 of this Agreement, the respective Net Sales in local currency. If the amounts paid by Micromet to [***] based on such calculation exceed the amounts received by Micromet from Bayer pursuant to Section 8.4 of this Agreement calculated based on the currency conversion clause in Section 9.3 of this Agreement, Bayer will pay such excess amount to Micromet upon receipt of an invoice from Micromet and supporting documentation showing the calculation of such excess amount on a country-by-country basis. If, based on Micromet’s calculation, the amounts received from Bayer exceed the amounts payable to [***], such excess will be credited against future amounts owed by Bayer to Micromet. Further, Bayer will permit [***'s] nominated representative to conduct audits of Bayer's records as provided in Section 5.5 of the [***] Agreement mutatis mutandis. [***] will bear all costs of such audit, unless the audit reveals an underpayment of more than [***]% from payments otherwise due and payable under the [***] Agreement, in which case Bayer will bear the cost of the audit. If, based on the results of any such audit, additional payments are owed to [***] under the [***] Agreement, Bayer will make such additional payments to Micromet, and Micromet will make corresponding payments to [***], promptly after the accounting firm’s written report is delivered to all parties. If, based on the results of any audit, payments made by Bayer to Micromet on account of Sections 5.2 or 5.3 of the [***] Agreement exceeded payments indicated by the audit as being due thereunder, such excess will be credited against future amounts owed by Bayer to Micromet under Section 8.4 of this Agreement

4.
Section 7 of each of the [***] Agreement and [***] Agreement governs the disclosure and use of Confidential Information (as defined in the [***] Agreement and [***] Agreement, respectively) disclosed by [***] to Micromet.  Bayer agrees to be bound by and adhere to Section 7 of each of the [***] Agreement and [***] Agreement with respect to all such Confidential Information disclosed by Micromet to Bayer under the Agreement and that Micromet identifies as originally disclosed by [***] to Micromet under the [***] Agreement and [***] Agreement, respectively.

5.
Section 10.4.3 of each of the [***] Agreement and [***] Agreement governs the handling of Confidential Information (as defined in the [***] Agreement and [***] Agreement, respectively) disclosed by [***] to Micromet upon expiration or termination of the [***] Agreement or [***] Agreement, respectively.  Bayer agrees to be bound by and adhere to Section 10.4.3 of each of the [***] Agreement and [***] Agreement with respect to all such Confidential Information disclosed by Micromet to Bayer under the Agreement and that Micromet identifies as originally disclosed by [***] to Micromet under the [***] Agreement and [***] Agreement, respectively.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2

Confidential

6.
In accordance with Section 10.5 of the [***] Agreement, Bayer’s obligations under paragraph 3 of this Schedule 1 (solely as to accrued and unpaid amounts and Sections 5.5 and 5.7 of the [***] Agreement) will survive the expiration and termination of the [***] Agreement or this Agreement for any reason.  In addition, paragraph 4 of this Schedule 1 will survive the expiration or termination of the [***] Agreement or [***] Agreement or this Agreement for any reason.

B.	Terms relating to the [***] Agreement

Notwithstanding the rights granted by Micromet to Bayer in this Agreement, the following terms apply to any sublicenses granted by Micromet to Bayer under the [***] Agreement:

1.
Section 8 of the [***] Agreement governs the disclosure and use of Confidential Information (as defined in the [***] Agreement) disclosed by one Party to the other Party. Bayer agrees to be bound by and adhere to Section 8 of the [***] Agreement with respect to all such Confidential Information disclosed by Micromet to Bayer under the Agreement and that Micromet identifies as originally disclosed by Inventors to Micromet under the [***] Agreement.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit E

Milestone Schedule for the Product intended for Humans

Milestone Event			Milestone Payment
[***]			[***]
[***]			[***]
[***]			[***]
[***]			[***]
[***]			[***]
[***]	[***]		[***]
	[***]		[***]
[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]
[***]			[***]
[***]			[***]
[***]			[***]

Milestone Schedule for the Product intended for Animals

Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]

If a milestone event described above is achieved that is subsequent to a preceding milestone event with respect to which Bayer has not yet made the corresponding milestone payment, the preceding milestone event is deemed achieved, and the corresponding milestone payment is due and payable together with the payment of the milestone payment for the subsequent milestone event.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit F

Press Release

[Exhibit follows]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit G

Dispute Resolution Procedures

1.
The Parties will resolve disputes stipulated in Section 17.4.3 (a) by final and binding expertise proceedings in accordance with this Exhibit G.  The Parties will select a mutually agreeable expert who has significant relevant experience in the subject matter of the disputed issue and no affiliation or pre-existing relationship with either Party.  If the Parties cannot agree on an expert within thirty (30) days after the senior executive officers have failed to resolve the disagreement, either Party may request the appointment of the expert in accordance with the provisions for the appointment of experts under the Rules for Expertise of the International Chamber of Commerce.  The date on which such expert is selected will be the “Expertise Proceedings Commencement Date.”

2.
Each Party will prepare and, within ten (10) Business Days after the Expertise Proceedings Commencement Date, deliver to both the expert and the other Party its proposed license agreement and a memorandum in support thereof (the “Support Memorandum”).  The expert will also be provided with a copy of this Agreement.

3.
Within ten (10) Business Days after the receipt of all proposed license agreements and Support Memoranda, the expert will select from the two proposals provided by the Parties the proposal that the expert believes more accurately reflects the intention of the Parties to this Agreement and the industry customs regarding the manufacture, development and commercialization of comparable pharmaceutical products.  The expert’s decision will be provided in writing.

4.	The expert will have reasonable discretion to request additional information, hold a hearing, and extend the time frame for reaching their decision regarding the dispute at issue.

5.	The expert’s fees and expenses will be shared equally by the Parties. Each Party will bear and pay its own expenses incurred in connection with any dispute resolution under this Exhibit G.

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2

Exhibit H

[***] Patent Country List

[***]

*** Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.